SCHEDULE 14A

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Oppenheimer Global Multi-Alternatives Fund

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of Oppenheimer Global Multi-Alternatives Fund (the “Fund”) will be held at [1:00 p.m. Mountain Time] on March 4, 2015, as may be adjourned, at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112. Formal notices of the Meeting appear on the next pages and are followed by a proxy statement for the Meeting.

The Meeting is being held for the purpose of seeking shareholder approval on proposals approved by the Fund’s Board of Trustees (the “Board”). As described further in the enclosed proxy statement, these proposals include:

(1)	To approve an amended investment advisory agreement for the Fund. On November 18, 2014, the Board approved, subject to shareholder approval, an amended and restated investment advisory agreement between OFI Global Asset Management, Inc. (the “Manager”) and the Fund (the “Amended Advisory Agreement”).
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and OFI SteelPath, Inc. On November 18, 2014, the Board approved, subject to shareholder approval, an investment sub-sub-advisory agreement between OppenheimerFunds, Inc. (the “Sub-Adviser”) and OFI SteelPath, Inc. (“SteelPath”) (the “SteelPath Agreement”).
(3)	To approve a new investment sub-sub-advisory agreement between the Sub-Adviser and Cornerstone Real Estate Advisers LLC. On November 18, 2014, the Board approved, subject to shareholder approval, an investment sub-sub-advisory agreement between the Sub-Adviser and Cornerstone Real Estate Advisers, LLC (“Cornerstone”) (the “Cornerstone Agreement”, and together with the SteelPath Agreement, the “New Sub-Sub-Advisory Agreements”).
(4)	To approve the implementation of a manager of managers arrangement with respect to the Fund. On November 18, 2014, the Board approved, subject to shareholder approval, the implementation of a manager of managers arrangement for the Fund that will permit each of the Manager and the Sub-Adviser, subject to the prior approval of the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining prior approval of the Fund’s shareholders (the “Manager of Managers Arrangement”).
(5)	To approve the election of each of Elizabeth Krentzman, Arthur P. Steinmetz, and Daniel Vandivort as Trustee for the Fund (each, a “Nominee” and together, the “Nominees”). The Board previously appointed each of Ms. Krentzman and Mr. Vandivort to serve as Trustees for the Fund and certain other funds in the Oppenheimer family of funds. Mr. Steinmetz was recently appointed Chief Executive Officer and Chairman of the Manager, which currently serves as manager of the Oppenheimer family of funds, including the Fund. As such, Mr. Steinmetz is uniquely positioned to serve as a Board Member.

If the proposals are approved at the Meeting it is expected that the Amended Advisory Agreement, the New Sub-Sub Advisory Agreements, and the Manager of Managers Arrangement will become effective on [__________].

After careful consideration, the Board recommends that you vote FOR each Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: January [ ], 2015

By Order of the Board of Trustees

Arthur Gabinet, Secretary

 ____________________________________________________________________________________

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

(1)	To approve an amended investment advisory agreement for the Fund. On November 18, 2014, the Board approved, subject to shareholder approval, an amended and restated investment advisory agreement between OFI Global Asset Management, Inc. (the “Manager”) and the Fund (the “Amended Advisory Agreement”).
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and OFI SteelPath, Inc. On November 18, 2014, the Board approved, subject to shareholder approval, an investment sub-sub-advisory agreement between OppenheimerFunds, Inc. (the “Sub-Adviser”) and OFI SteelPath, Inc. (“SteelPath”) (the “SteelPath Agreement”).
(3)	To approve a new investment sub-sub-advisory agreement between the Sub-Adviser and Cornerstone Real Estate Advisers LLC. On November 18, 2014, the Board approved, subject to shareholder approval, an investment sub-sub-advisory agreement between the Sub-Adviser and Cornerstone Real Estate Advisers, LLC (“Cornerstone”) (the “Cornerstone Agreement”, and together with the SteelPath Agreement, the “New Sub-Sub-Advisory Agreements”).
(4)	To approve the implementation of a manager of managers arrangement with respect to the Fund. On November 18, 2014, the Board approved, subject to shareholder approval, the implementation of a manager of managers arrangement for the Fund that will permit each of the Manager and the Sub-Adviser, subject to the prior approval of the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining prior approval of the Fund’s shareholders (the “Manager of Managers Arrangement”).
(5)	To approve the election of each of Elizabeth Krentzman, Arthur P. Steinmetz, and Daniel Vandivort as Trustee for the Fund (each, a “Nominee” and together, the “Nominees”). The Board previously appointed each of Ms. Krentzman and Mr. Vandivort to serve as Trustees for the Fund and certain other funds in the Oppenheimer family of funds. Mr. Steinmetz was recently appointed Chief Executive Officer and Chairman of the Manager, which currently serves as manager of the Oppenheimer family of funds, including the Fund. As such, Mr. Steinmetz is uniquely positioned to serve as a Board Member.

Has my Fund’s Board approved the Proposals?

Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to approve the Amended Advisory Agreement?

The Board has approved the restructuring of the Fund from a fund of funds, whereby it invests all of its investible assets in a combination of underlying funds advised by the Manager (“Underlying Funds”), to a fund that directly invests its assets. Converting from a fund of funds to a fund that directly invests its assets is expected to enhance the Fund’s ability to dynamically manage risk across various asset classes and strategies. The Board and the Manager believe that this structure will also provide the Fund with additional flexibility to leverage the breadth of the Manager’s in-house capabilities by designing customized strategies to help the Fund meet its investment objectives. Additionally, the Board and the Manager believe this conversion will allow for increased flexibility at the portfolio level. Under the Fund’s current fund of funds structure and the Fund’s current advisory agreement, the Manager does not charge a management fee to the Fund, but rather collects indirect management fees from the Fund’s investments in Underlying Funds, based on the average daily net assets of each Underlying Fund.

However, if the Fund is restructured such that it no longer invests in Underlying Funds, but rather makes direct investments, a new fee arrangement is required to ensure that the Manager is appropriately compensated for the advisory services it provides to the Fund. Therefore, under the proposed Amended Advisory Agreement, the Fund pays the Manager a direct advisory fee. The Manager has agreed to limit, for at least one year, the Fund’s total annual fund operating expenses to the current levels, resulting in no net increase in such expenses to shareholders. The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. The Fund’s investment allocation is not expected to change upon the implementation of the new structure; rather, the Fund will have the flexibility to invest directly in the same securities that it is currently invested in through the Underlying Funds. The Fund’s investment objective will not change. The Manager anticipates that the restructuring will result in turnover of the Fund’s current portfolio of investments, which may increase certain costs borne by the Fund.

Why am I being asked to approve the New Sub-Sub-Advisory Agreements?

The Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which requires that a new investment advisory agreement or sub-advisory agreement (including sub-sub-advisory agreements) must be approved by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) unless special exemptive relief is granted by the SEC and approved by the Fund’s shareholders. At present, all of the Fund’s assets are managed by the Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser”) pursuant to a sub-advisory agreement between the Sub-Adviser and the Manager. The Manager and the Sub-Adviser have concluded that the selection of each of SteelPath and Cornerstone (each, a “Sub-Sub-Adviser” and together, the “Sub-Sub-Advisers”) to manage a certain portion of the Fund’s assets allocated to each Sub-Sub-Adviser by the Sub-Adviser (with respect to each Sub-Sub-Adviser, the “Allocated Assets”) serves the interests of the Fund’s shareholders better than the current arrangement because each Sub-Sub-Adviser is uniquely positioned to provide the Fund with access to certain strategies not otherwise utilized by the Sub-Adviser. It is intended for SteelPath to manage its Allocated Assets in connection with the Fund’s investments in master limited partnerships (“MLPs”), and for Cornerstone to manage its Allocated Assets in connection with the Fund’s investments in real estate assets. The provisions of the Investment Company Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies are able to participate in the decision as to which investment adviser, sub-adviser, or sub-sub-adviser manages the investment company.

If approved, how will the New Sub-Sub-Advisory Agreements affect my Fund?

The approval of the New Sub-Sub-Advisory Agreements should have very little, if any, effect on your investment experience as a shareholder of the Fund. While the Amended Advisory Agreement reflects an increase in advisory fees in connection with the planned restructuring of the Fund as described above, approval of the New Sub-Sub-Advisory Agreements will not result in increased fees to shareholders. The Sub-Adviser, not the Fund, will pay each of SteelPath and Cornerstone an annual fee under their respective New Sub-Sub-Advisory Agreement. Further, the approval of the New Sub-Sub-Advisory Agreements is not anticipated to result in any change to the Fund’s investment objective or investment policies beyond the changes anticipated in connection with the restructuring of the Fund from a fund of funds structure to a fund that makes direct investments and the approval of the Amended Advisory Agreement. Each of SteelPath and Cornerstone, subject to oversight by the Manager, the Sub-Adviser and the Board, will manage its Allocated Assets in a manner that is consistent with the Fund’s current investment objective.

Why am I being asked to approve implementation of the Manager of Managers Arrangement?

Shareholders of the Fund are being asked to vote on the Fund’s use of the “Manager of Managers” exemptive order available to the Fund, the Manager, and the Sub-Adviser, which allows each of the Manager and the Sub-Adviser to hire, and materially amend sub-advisory agreements with, sub-advisers that are not “affiliated persons” of the Fund (as that term is defined in the Investment Company Act) to manage the Fund’s assets without shareholder approval, but subject to prior approval by the Board.

Why am I being asked to approve the election of each of Elizabeth Krentzman, Arthur P. Steinmetz, and Daniel Vandivort as Trustee?

Ms. Krentzman and Mr. Vandivort, each of whom currently serves on the Fund’s Board, were appointed by the Board to serve as Trustees in August 2014 and November 2014, respectively. Mr. Steinmetz was recently appointed Chief Executive Officer and Chairman of the Manager, which currently serves as manager of the Oppenheimer family of funds. As such, Mr. Steinmetz is uniquely positioned to serve as a Board Member. The Board has reviewed the qualifications and background of each Nominee and believes that each Nominee is experienced in overseeing investment companies and is familiar with the fund complex and with the Manager.

If approved, will the Proposals change the operations of my Fund?

Although the planned restructuring of the Fund will allow the Fund greater flexibility to respond to future investment opportunities and to manage risk, the Manager has represented to the Board that it does not anticipate that the changes described above in connection with the planned restructuring, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. In addition, the Fund’s investment allocation is not expected to change upon the implementation of the new structure; rather, the Fund will have the flexibility to invest directly in the same securities that it is currently invested in through the Underlying Funds. If the Proposals are approved, the Fund’s prospectus will be amended to implement the Fund’s restructuring from a fund that invests in Underlying Funds to a fund that makes direct investments.

Will my vote make a difference?

Your vote is very important no matter how many shares you own and can make a difference in the management of the Fund. You vote can help ensure that the proposals recommended by the Board can be implemented. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation.

Who is paying for preparation, printing and mailing of the Proxy Statement?

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by the Manager.

When will the Meeting be held?

The Meeting will be held at [1:00 p.m. Mountain Time] on March 4, 2015, unless it is adjourned.

Will the Fund’s Board attend the Meeting?

No. Members of the Fund’s Board are not required to attend the Meeting and do not plan to attend the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot, and mailing the proxy ballot in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot and accompanying materials. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy information line toll-free at 1-866-796-7172.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

_________________________

A Special Meeting of Shareholders of Oppenheimer Global Multi-Alternatives Fund (the “Fund”) will be held at [1:00 p.m. Mountain Time] on February 25, 2015, as may be adjourned from time to time (the “Meeting”), at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112. The purpose of the Meeting is to seek shareholder approval of five proposals recently approved by the Fund’s Board of Trustees (the “Board”). At the Meeting, shareholders will be asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

(1)	To approve an amended investment advisory agreement for the Fund (the “Amended Advisory Agreement”).
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. (the “Sub-Adviser”) and OFI SteelPath, Inc. (the “SteelPath Agreement”).
(3)	To approve a new investment sub-sub-advisory agreement between the Sub-Adviser and Cornerstone Real Estate Advisers LLC (the “Cornerstone Agreement”).
(4)	To approve the implementation of a manager of managers arrangement with respect to the Fund (the “Manager of Managers Arrangement”).
(5)	To approve the election of each of Elizabeth Krentzman, Arthur P. Steinmetz, and Daniel Vandivort as Trustee for the Fund (each, a “Nominee” and together, the “Nominees”).

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

The Proposals referenced above are discussed in the Proxy Statement attached to this Notice. Only shareholders of record who owned shares of the Fund at the close of business on November 21, 2014 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please be certain to sign, date and return each proxy card you receive. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

After careful consideration, the Board recommends that you vote FOR each Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: January [ ], 2015

By Order of the Board of Trustees

Arthur Gabinet, Secretary

 ____________________________________________________________________________________

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

TABLE OF CONTENTS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Proposal 1: To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.

Proposal 2: To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and OFI SteelPath, Inc.

Proposal 3: To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Cornerstone Real Estate Advisers LLC

Proposal 4: To approve the implementation of a manager of managers arrangement with respect to the Fund

Proposal 5: To elect Board Member Nominees

Information Regarding the Fund

Appendix A: Form of Amended and Restated Investment Advisory Agreement Between the Fund and OFI Global Asset Management, Inc

Appendix B: Form of Sub-Sub-Advisory Agreement Between Sub-Adviser and OFI SteelPath, Inc

Appendix C: Form of Sub-Sub-Advisory Agreement Between Sub-Adviser and Cornerstone Real Estate Advisers LLC

Appendix D: Governance Committee Charter

_____________________________

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

_____________________________________

Special Meeting of Shareholders to be Held on March 4, 2015

This is a Proxy Statement for Oppenheimer Global Multi-Alternatives Fund (the “Fund”). The Fund’s Board of Trustees (the “Board”) is soliciting proxies for a Special Meeting of Shareholders of the Fund to approve proposals that have already been unanimously approved by the Board.

The Board has sent you this Proxy Statement to ask for your vote on five proposals affecting your Fund. The Fund will hold a Special Meeting of Shareholders on March 4, 2015 at [1:00 p.m. Mountain Time], as may be adjourned from time to time (the “Meeting”). The Meeting will be held at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

Shareholders of record who owned shares of the Fund at the close of business on November 21, 2014 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the meeting. Please be certain to sign, date and return the proxy card you receive. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they owned on the Record Date.

You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy information line toll-free at 1-866-796-7172. The Fund expects to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about January [ ], 2015.

The Fund, which is organized as a Delaware statutory trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 10281, serves as its sub-adviser.

The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Fund (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street NE, Washington, D.C.  20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street NE, Washington, D.C., 20549, at prescribed rates.

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

PROPOSAL 1: To approve the Amended Advisory Agreement

PROPOSAL 2: To approve the SteelPath Agreement

PROPOSAL 3: To approve the Cornerstone Agreement

PROPOSAL 4: To approve implementation of the Manager of Managers Arrangement

PROPOSAL 5: To approve the election of the Nominees

PROPOSAL 1

TO APPROVE THE AMENDED ADVISORY AGREEMENT

The purpose of this Proposal 1 is to approve an amended and restated investment advisory agreement for the Fund (the “Amended Advisory Agreement”) between the Manager and the Fund. A general description of the Amended Advisory Agreement is included below. The terms of the Amended Advisory Agreement are materially identical to those of the current investment advisory agreement it replaces (the “Current Advisory Agreement”), except that, if approved, the advisory fee rate payable by the Fund under the Amended Advisory Agreement will be higher than the rate payable under the Current Advisory Agreement. As described in further detail below, this increase in the advisory fee rate is being proposed in connection with restructuring of the Fund that would result in a corresponding decrease in the acquired fund fees paid by the Fund.

The Board has approved the restructuring of the Fund from a fund of funds, whereby it invests all of its investible assets in a combination of underlying funds advised by the Manager (“Underlying Funds”), to a fund that directly invests its assets. Converting from a fund of funds to a fund that directly invests its assets is expected to enhance the Fund’s ability to dynamically manage risk across various asset classes and strategies. The Board and the Manager believe that this structure will also provide the Fund with additional flexibility to leverage the breadth of the Manager’s in-house capabilities by designing customized strategies to help the Fund meet its investment objective. Additionally, the Board and the Manager believe this conversion will allow for increased flexibility at the portfolio level. Under the Fund’s current fund of funds structure and the Fund’s current advisory agreement, the Manager does not charge a management fee to the Fund, but rather collects indirect management fees from the Fund’s investments in underlying funds (“Underlying Funds”), based on the average daily net assets of each Underlying Fund. However, if the Fund is restructured such that it no longer invests in Underlying Funds, but rather makes direct investments, a new fee arrangement is required to ensure that the Manager is appropriately compensated for the advisory services it provides to the Fund. Therefore, under the proposed Amended Advisory Agreement, the Fund pays the Manager a direct advisory fee. The Manager has agreed to limit, for at least one year, the Fund’s total annual fund operating expenses to the current levels, resulting in no net increase in such expenses to shareholders. The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. The Fund’s investment allocation is not expected to change upon the implementation of the new structure; rather, the Fund will have the flexibility to invest directly in the same securities that it is currently exposed to via its investments in Underlying Funds. The Fund’s investment objective will not change. The Manager anticipates that the restructuring will result in turnover of the Fund’s current portfolio of investments, which may increase certain costs borne by the Fund.

The Board of the Fund approved the Current Advisory Agreement at an in-person meeting held on September 16, 2014 and the Amended Advisory Agreement at an in-person meeting held on November 18, 2014. Shareholder approval of the Amended Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the Amended Advisory Agreement is included in Appendix A.

The Fund’s investment advisory agreement with the Manager was last approved by the Fund’s initial shareholder on November 29, 2012, in connection with the organization of the Fund. The Current Advisory Agreement was approved by the Board at an in-person meeting held on September 16, 2014, in connection with the Board’s annual review of the Fund’s investment advisory agreement. The Manager is responsible for overseeing the Sub-Adviser’s day-to-day management of the Fund.

Investment Adviser

The Manager serves as the investment adviser to the Oppenheimer family of funds, including the Fund. As a result of the restructuring, the Manager will operate the Fund as a fund that makes direct investments, rather than as a fund of funds. As a result, an increase in the fee rate payable by the Fund under the Amended Advisory Agreement is being proposed.

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”), which in turn, is a wholly-owned subsidiary of Oppenheimer Acquisition Corp (“OAC”). OAC is wholly-owned by MM Asset Management Holding LLC, which in turn is 96% owned by MassMutual Holding LLC, which in turn is wholly-owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a mutual life insurance company that, together with its other subsidiaries, comprises a global, growth-oriented, diversified financial services organization providing life insurance and other financial products and services. The address of OAC is 225 Liberty Street, New York New York 10281. The address of MM Asset Management Holding LLC, MassMutual Holding LLC and MassMutual is 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Proposed Change to Investment Advisory Fee

Under the Current Advisory Agreement, the Manager does not charge a management fee to the Fund, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. For the fiscal year ended September 30, 2014, the weighted indirect management fees collected from the Fund’s investment in Underlying Funds, as a percent of average daily net assets of the Fund, was [ ]%, before any applicable waivers. For the fiscal year ended September 30, 2014, the Manager earned $[ ] (after waivers) of indirect management fees from the Fund’s investment in Underlying Funds, and waived [$ ] of indirect management fees. Currently, the Manager does not collect management fees from the Fund’s direct investments, as the Current Advisory Agreement makes no provision for such fees. Under the Amended Advisory Agreement, the Manager will be paid for its advisory services with respect to the Fund’s direct investments.

Under the Amended Advisory Agreement, the Fund will pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.85% of the first $500 million of average annual net assets; 0.80% of the next $500 million; 0.75% of the next $4 billion; and 0.73% of average net assets in excess of $5 billion, calculated on the daily net assets of the Fund. The Manager has agreed, for at least one year, to limit Total Annual Fund Operating Expenses to the current levels, resulting in no net increase in such expenses to shareholders. The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. The amount of investment advisory fees that the Fund would have paid to the Manager during the fiscal year ended September 30, 2014, if the advisory fee rate proposed under the Amended Advisory Agreement had been in effect is $[ ]. The percentage difference between the weighted indirect management fees collected from the Fund’s investment in Underlying Funds for the fiscal year ended September 30, 2014, and the amount of investment advisory fees that the Fund would have paid to the Manager during the fiscal year ended September 30, 2014, if the proposed advisory fee rate had been in effect, is [ ]%.

The tables below provide the current annual fund operating expenses of the Fund, as well as the proposed annual fund operating expenses.

Current Annual Fund Operating Expenses

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Acquired Fund Fees and Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
1.	Expenses have been restated to reflect current fees.

Proposed Annual Fund Operating Expenses

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Y	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses
Acquired Fund Fees and Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.33%	2.08%	1.58%	1.08%	0.89%
1.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”[ (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses)] to annual rates of [__]% for Class A shares, [___]% for Class C shares, [___]% for Class R shares, [___]% for Class Y shares and [___]% for Class I shares, as calculated on the daily net assets of the Fund. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

Example (Current Annual Fund Operating Expenses)

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$703	$975	$1,266	$2,094	$703	$975	$1,266	$2,094
Class C	$313	$658	$1,130	$2,435	$213	$658	$1,130	$2,435
Class R	$262	$503	$867	$1,893	$162	$503	$867	$1,893
Class Y	$111	$345	$599	$1,324	$111	$345	$599	$1,324
Class I	$91	$285	$495	$1,101	$91	$285	$495	$1,101

Example (Proposed Annual Fund Operating Expenses)

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A
Class C
Class R
Class Y
Class I

Description of Current Advisory Agreement and Amended Advisory Agreement

The Board approved the Current Advisory Agreement at an in-person meeting held on September 16, 2014 and the Amended Advisory Agreement at an in-person meeting held on November 18, 2014 (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Approval by the Fund’s initial shareholder was obtained on November 29, 2012. Set forth below is a general description of the terms of the Current Advisory Agreement and the Amended Advisory Agreement. The terms of the Amended Advisory Agreement are materially identical to the Current Advisory Agreement, except with respect to the advisory fee rate payable by the Fund. The following description of the material terms of the Amended Advisory Agreement is qualified in its entirety by reference to the form of Amended Advisory Agreement attached hereto as Appendix A.

Investment Advisory Services. In accordance with the terms of each Advisory Agreement, the Manager, subject to the supervision of the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of the Advisory Agreement, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

The Advisory Agreements require the Manager to, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the SEC; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. The Advisory Agreements require the Manager, at its own cost and expense, to also provide the Fund with adequate office space, facilities and equipment.

Advisory Fees. The Advisory Agreements describe the expenses that the Fund is responsible for paying to conduct its business. Under the Current Advisory Agreement, the Fund does not pay a management fee, but rather the Manager collects indirect management fees from investments in the Underlying Funds. Under the Amended Advisory Agreement, the Fund will pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.85% of the first $500 million of average annual net assets; 0.80% of the next $500 million; 0.75% of the next $4 billion; and 0.73% of average net assets in excess of $5 billion, calculated on the daily net assets of the Fund. Expenses not expressly assumed by the Manager under the Advisory Agreements, or by the distributor of the Fund’s shares, are paid by the Fund, such as interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, certain printing and registration costs and non-recurring expenses, including litigation.

Liability. Each Advisory Agreement states that provided that nothing in the Advisory Agreement shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Advisory Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Advisory Agreement relates.

Term. Each Advisory Agreement states that unless earlier terminated, the Advisory Agreement shall remain in effect until two years from the date of execution, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

Termination. Each Advisory Agreement states that it may be terminated (i) by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. Each Advisory Agreement also states that the Advisory Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

Use of “Oppenheimer” Name. The Advisory Agreements permit the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Board Considerations

To assist the members of the Fund’s Board (the “Board Members”) in their consideration of the Amended Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Board Members who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Investment Company Act”)) (the “Independent Board Members”) consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that the Manager advised the Board Members that the restructuring of the Fund will not result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b) that the proposed responsibilities of the Manager for the Fund and the services contemplated by the Amended Advisory Agreement to be provided by the Manager to the Fund are materially identical to the Current Advisory Agreement, although the Fund’s assets will be directly invested following the restructuring;

(c) that the Fund will begin paying a direct advisory fee to the Manager and that the Manager has agreed, for at least one year, to the Fund’s total annual fund operating expenses to the current levels, resulting in no net increase in such expenses to shareholders, and that the Manager has further agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates;

(d) that the proposed advisory fees to be paid by the Fund to the Manager are reasonable in light of the nature, extent, and quality of the services to be provided; and

(e) that the Manager would bear the costs of obtaining shareholder approval of the Amended Advisory Agreement.

Further, the Board Members, including a majority of the Independent Board Members, found that the change from a fund of funds to a fund that makes direct investments is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager derives an inappropriate advantage.

In connection with their consideration of the Amended Advisory Agreement on November 18, 2014, the Board noted that Board had also performed an annual review and approval of the Current Advisory Agreement at their September 16, 2014 meeting and that, in 2012, had initially approved the Current Advisory Agreement. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Manager had the capabilities, resources and personnel necessary to provide the services to the Fund required under the Current Advisory Agreement and noted that Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Trustees noted that the Board also had considered the cost to the Manager of providing those services, potential economies of scale as the Fund’s assets grow, the performance of the Fund relative to its respective benchmark and to other similar funds, the expenses paid by similar funds and such other matters as the Board had considered relevant in the exercise of their reasonable judgment. The Trustees noted that, in their consideration of the Amended Advisory Agreement, they relied upon the information provided to them in connection with their most recent approval of the Current Advisory Agreement. The Trustees further noted that the Manager confirmed that there were no material changes to such previously provided information.

The Independent Trustees received and considered responses by the Manager to inquiries requesting information regarding: the Manager’s structure, operations, financial resources and key personnel; the Manager’s compliance program, code of ethics, trading policies and key management and investment personnel, including the Fund’s portfolio managers; and any anticipated changes to the management or operations of the Board and the Fund, including, if applicable, any changes to the Fund’s service providers; and the proposed changes to the advisory fees and expense structure. The Board also requested and received information that included the investment performance during the period ended December 31, 2013, and the fees and expenses of the Fund for various periods ended September 30, 2014, as compared to the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, other mutual funds that invest in multi-alternative assets, which comprise the “Morningstar Multi-alternative” category of funds compiled by Morningstar, a third-party provider of such data.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the Amended Advisory Agreement and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Amended Advisory Agreement.

In voting to approve the Amended Advisory Agreement, the Board considered the overall fairness of the Amended Advisory Agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager, (ii) the investment performance of the Fund and the Manager’s investment personnel who would manage the Fund, (iii) the fees and expenses of the Fund after the planned restructuring, including comparative expense information, (iv) the projected profitability of the Fund to the Manager and its affiliates; (v) whether the projected economies of scale would be realized as the Fund grows and whether the proposed breakpoints or any other breakpoints are appropriate and (vi) other benefits that may accrue to the Manager from its relationship with the Fund. The Board also considered that the Fund would not be restructured from a fund that invests in Underlying Funds to a fund that makes direct investments if the Amended Advisory Agreement was not approved by the Board and the shareholders of the Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the Amended Advisory Agreement.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services to be provided by the Manager under the Amended Advisory Agreement, the Board Members considered, among other things, that there were no material differences between the Amended Advisory Agreement and the Current Advisory Agreement, except for the advisory fee rate, and that, while the operational structure of the Fund will be different following the restructuring, there would not be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders and that it is expected that the Manager will continue to provide high quality advisory services under the Amended Advisory Agreement. The Board considered that the Manager’s duties will include providing the Fund with the oversight, and services, of the portfolio managers and the investment team of OppenheimerFunds, Inc., the Fund’s sub-adviser (the “Sub-Adviser,”), who will provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager will be responsible for providing certain administrative services to the Fund, and office space, facilities and equipment. The Board Members also considered that they had performed a full review of the Current Advisory Agreement at their September 16, 2014 Board meeting and had concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Amended Advisory Agreement.

Investment Performance of the Fund and the Manager. The Board Members considered the performance results of the Fund and the Manager. The Board Members noted that they had considered the performance of the Fund and the Manager over various time periods in connection with the consideration of the Current Advisory Agreement in September 2014. Based on this information, the Board Members determined that the Manager continued to be capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and that the restructuring is not likely to impact the Manager’s abilities in this regard.

Costs of Services by the Manager. The Board considered that the advisory fee rate in the Amended Advisory Agreement would increase up to 85 basis points from the Current Advisory Agreement at certain asset levels but that it was below the median pricing in the Fund’s peer group consisting of the Fund’s closest set of competitors. The Board also took note that the Fund is currently subject to acquired fund fees and expenses of Underlying Funds and that the Fund would no longer pay these expenses at the same level after the restructuring of the Fund from a fund of funds to a fund that makes direct investments. The Board noted that the Manager has agreed, for at least one year, to limit the Fund’s total annual fund operating expenses to the current levels, resulting in no net increase in such expenses to shareholders. The Board also noted that the Manager has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. The Board noted that it is possible that such limitations or waivers may not apply in the future, and that operating expenses may increase in the future.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board considered that in September 2014 it had reviewed profitability information about the Manager’s costs with respect to managing the Fund.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the Independent Board Members meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Board Members. Fund counsel and the Independent Board Members’ counsel are independent of the Manager within the meaning and intent of the applicable Securities and Exchange Commission rules. On the basis of these considerations, the Board Members determined that the benefits to the Fund and its shareholders from the change from a fund of funds to a fund that makes direct investments support the advisory fees to be received by the Manager under the Amended Advisory Agreement, and the Board, including a majority of the Independent Board Members, decided to approve the Amended Advisory Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Amended Advisory Agreement, including the advisory fees, in light of all the surrounding circumstances.

Information About the Investment Adviser

The names and principal occupations of the Manager’s key personnel are set forth below. Unless otherwise indicated, the business address of each person listed below is 225 Liberty Street, New York, New York 10281.

NAME	Principal Occupation
Arthur P. Steinmetz	President, Chairman, Chief Executive Officer and Director
Krishna K. Memani	Executive Vice President
David M. Pfeffer	Director, Executive Vice President and Chief Financial Officer
John C. McDonough	Director
Arthur S. Gabinet	Executive Vice President, Chief Legal Officer and Secretary
Kristie M. Feinberg	Senior Vice President and Treasurer
Mary Ann Picciotto	Senior Vice President and Chief Compliance Officer

Amounts paid to the Manager and to affiliates of the Manager during the fiscal year ended September 30, 2014 by the Fund and the services for which the amounts were paid were as follows:

Transfer Agent	12b-1 Fees
$	$

These services will continue to be provided after the Amended Advisory Agreement is approved.

Management Activities. The Manager also manages Oppenheimer Diversified Alternatives Fund/VA, which has an investment objective similar to the Fund. As of [ ], 2014, Oppenheimer Diversified Alternatives Fund/VA had net assets of $[ ]. Oppenheimer Diversified Alternatives Fund/VA pays the Manager an advisory fee at an annual rate that declines on additional assets as the fund grows: 1.00% of the first $500 million of average annual net assets of the fund, 0.95% of the next $500 million, 0.90% of the next $4 billion, and 0.88% of average annual net assets in excess of $5 billion, calculated on the daily net assets of the fund. The Manager has agreed to waive fees and/or reimburse Oppenheimer Diversified Alternatives Fund/VA for certain expenses.

Brokerage Information

There were no brokerage commissions incurred by the Fund for the fiscal year ended September 30, 2014, including on security transactions placed with affiliates of the Fund, the Manager or the Sub-Adviser.

Shareholder Approval

To become effective with respect to the Fund, the Amended Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The Amended Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Consequences if Proposal 1 is not adopted

If the Amended Advisory Agreement is not approved by the Fund’s shareholders, the Manager will continue to manage the Fund as a fund of funds under the Current Advisory Agreement. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

PROPOSAL 2

TO APPROVE THE STEELPATH AGREEMENT

The purpose of this Proposal 2 is to approve a new investment sub-sub-advisory agreement (the “SteelPath Agreement”) for the Fund between OppenheimerFunds, Inc. (the “Sub-Adviser”) and OFI SteelPath, Inc. (“SteelPath”). Pursuant to the SteelPath Agreement, SteelPath will manage the portion of the Fund's assets allocated to it by the Sub-Adviser (the “Allocated Assets”) in connection with the Fund’s investments in master limited partnerships (“MLPs”) in accordance with the Fund's investment objective and strategies as described in its registration statement.

In general, the Investment Company Act requires all new investment advisory agreements, including sub-sub-advisory agreements, to be approved by both the Board and the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of a registered investment company. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (an "Investment Company Act Majority"). Approval of the Proposal requires the affirmative vote of an Investment Company Majority of the Fund’s shares.

As described in more detail below, at its meeting held on November 18, 2014 (the "Board Meeting"), the Board, including all of the Trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act (the “Independent Trustees”), unanimously approved (a) the appointment of SteelPath as a sub-sub-adviser to the Fund and (b) the SteelPath Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the SteelPath Agreement to the Fund's shareholders.

The Sub-Adviser believes that the investment strategy employed by SteelPath provides the Fund with access to MLP strategies that are currently not utilized by the Sub-Adviser, and is consistent with the Fund's investment objective. SteelPath is a wholly-owned subsidiary of the Sub-Adviser. SteelPath invests in concentrated portfolios of energy infrastructure MLPs, utilizing a fundamentally focused approach to investing, with emphasis on cost of capital and valuation. SteelPath seeks to provide its clients with long term capital appreciation in the MLP asset class. SteelPath seeks to achieve these objectives by investing in the equity and debt securities of energy infrastructure MLPs.

Current Advisory Arrangements

The Manager oversees the Fund's investments and its business operations, subject to the policies established by the Fund’s Board, under an investment advisory agreement dated January 1, 2013 with the Fund that describes the Manager’s responsibilities (the “Current Advisory Agreement”). The Current Advisory Agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Fund’s Current Advisory Agreement with the Manager was last approved by the Fund’s initial shareholder on November 29, 2012, in connection with the organization of the Fund. Under the Current Advisory Agreement, the Manager does not charge a management fee to the Fund. However, the Manager collects indirect management fees from the Fund's investments in underlying funds. The aggregate advisory fee paid to the Manager for the fiscal year ended September 30, 2014 was [_________].

Material Terms of the Current Advisory Agreement

The material terms of the Current Advisory Agreement are described in Proposal 1, above.

Material Terms of the Sub-Advisory Agreement between the Manager and the Sub-Adviser

The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager. The Sub-Adviser chooses the Fund's investments and provides related advisory services. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the weighted indirect investment advisory fee (after all applicable waivers) that the Manager receives from the Fund’s investment in Underlying Funds as compensation for the provision of the investment advisory services.

Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser regularly provides investment advice with respect to the Fund and invests and reinvests cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund's portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services to the Fund's portfolio. Other members of the Sub-Adviser's investment teams provide the portfolio manager(s) with counsel and support in managing the Fund's portfolio.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the weighted indirect investment advisory fee (after all applicable waivers) that the Manager receives from the Fund’s investment in Underlying Funds as compensation for the provision of the investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the sub-advisory agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Description of the Material Terms of the SteelPath Agreement

General Information. The following description of the material terms of the SteelPath Agreement is qualified in its entirety by reference to the form of sub-sub-advisory agreement between the Sub-Adviser and SteelPath, attached hereto as Appendix B.

Investment Sub-Sub-Advisory Services. In accordance with the terms of the SteelPath Agreement, SteelPath, subject to the supervision of the Manager, the Sub-Adviser, and the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of its portfolio to determine what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of the applicable provisions of the Sub-Sub-Advisory Agreement, for the purchase of securities and other investments for the Allocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets.

Sub-Sub-Advisory Fees. SteelPath is entitled to a sub-sub-advisory fee for its investment services to the Fund. All sub-sub-advisory fees will be paid by the Sub-Adviser, not the Fund. The Sub-Adviser would arrange for the payment of a sub-sub-advisory fee to SteelPath paid out of the fees the Sub-Adviser receives from the Manager at the following annual rate: 40% of the investment management fee collected by the Manager from the Fund, with respect to and based on the portion of the average daily net assets of the Fund comprising SteelPath’s Allocated Assets, which shall be calculated after any investment management fee waivers.

Because the Manager pays the Sub-Adviser out of the advisory fees it receives from the Fund and the Sub-Adviser, in turn, would pay SteelPath out of the fees it receives from the Manager, the addition of SteelPath as a sub-sub-adviser to the Fund will have no effect on the Fund’s total expenses.

Liability and Indemnification. The SteelPath Agreement provides that SteelPath will exercise its best judgment in rendering the services it agrees to provide under the SteelPath Agreement. The SteelPath Agreement also provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SteelPath or a reckless disregard of its duties under the SteelPath Agreement, SteelPath, each of its affiliates and all respective partners, officers, Trustees and employees and each of SteelPath’s control persons shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Manager, the Sub-Adviser, the Fund or any of the Fund's shareholders, in connection with the matters to which the SteelPath Agreement relates. Except as otherwise provided in the SteelPath Agreement, the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties under the SteelPath Agreement, the Sub-Adviser, any of its partners, officers, Trustees and employees and each of the Sub-Adviser's control persons, if any, shall not be subject to any liability to SteelPath, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing in the SteelPath Agreement shall relieve the Sub-Adviser and SteelPath from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

Under the SteelPath Agreement, SteelPath agrees to indemnify and hold harmless the Sub-Adviser, the Manager, the Fund and each of their respective affiliates and control persons and their respective officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which such persons may become subject under the Investment Company Act, the Securities Act of 1933, the Investment Advisers Act of 1940, the Commodities Exchange Act or any other statute, law, rule or regulation, arising directly out of SteelPath’s responsibilities under the SteelPath Agreement (1) to the extent of and as result of the willful misfeasance, bad faith, gross negligence by SteelPath, any of SteelPath’s employees or representatives or any other affiliate of or any person acting on behalf of SteelPath, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by SteelPath to the Fund or written information furnished by the Sub-Adviser to SteelPath for review and such information is approved or deemed approved by SteelPath; provided, however, that in no case is SteelPath’s indemnity deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under the SteelPath Agreement.

Under the SteelPath Agreement, the Sub-Adviser agrees to indemnify and hold harmless SteelPath, its affiliates and each control person of SteelPath, if any, and their respective officers, Trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which SteelPath or such affiliates or control person of SteelPath or their respective officers, Trustees and employees may become subject under Investment Company Act, the Securities Act of 1933, the Investment Advisers Act of 1940 or any other statute, law, rule or regulation, arising out of the Sub-Adviser’s responsibilities as investment manager of the Allocated Assets or the Sub-Adviser’s obligations under the SteelPath Agreement (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the Sub-Adviser's indemnity under the SteelPath Agreement be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the SteelPath Agreement.

Term of the SteelPath Agreement. The SteelPath Agreement will take effect after it is approved by the Fund’s shareholders. The SteelPath Agreement provides that it will remain in effect for an initial term of two years following its effective date. Thereafter, the SteelPath Agreement will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, of the Fund and (ii) in either event, by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval.

Termination. The SteelPath Agreement may be terminated at any time, without payment of any penalty, (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub-Adviser, in each case, upon at least 60 days' written notice to SteelPath; (ii) by the non-defaulting party immediately upon receipt of written notice from the non-defaulting party to the defaulting party in the event of a breach of any provision of the SteelPath Agreement by the defaulting party; or (iii) by SteelPath upon at least 60 days' written notice to the Sub-Adviser and the Fund. If SteelPath terminates the SteelPath Agreement pursuant to (iii), SteelPath is hereby prohibited from using any performance information with respect to the Fund and the Allocated Assets for any purpose for a period of one year from the effective date of termination. The SteelPath Agreement also states that it shall automatically terminate in the event of its "assignment," as defined in the Investment Company Act, or upon the termination of the Fund’s advisory agreement with the Manager.

Board Considerations

To assist the Board Members in their consideration of the SteelPath Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

In considering the information and materials relating to the SteelPath Agreement, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the SteelPath Agreement and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the SteelPath Agreement. The Trustees noted that, in their consideration of the SteelPath Agreement, they relied upon the information provided to them in connection with their previous approvals of substantially similar sub-sub-advisory agreements between the Sub-Adviser and SteelPath with respect to other funds in the Oppenheimer family of funds. The Trustees further noted that the Manager confirmed that there were no material changes to such previously provided information.

In voting to approve the SteelPath Agreement, the Board considered the overall fairness of the SteelPath Agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by SteelPath, (ii) SteelPath’s investment personnel who would manage the portion of the Fund’s assets allocated to SteelPath (the “SteelPath Allocated Assets”), (iii) the cost of services to be provided by SteelPath, including comparative advisory fee information, (iv) the projected profitability of the Fund to SteelPath and its affiliates; (v) whether any economies of scale would be realized as the Fund grows and whether any breakpoints are appropriate and (vi) other benefits that may accrue to SteelPath from its relationship with the Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the SteelPath Agreement.

Nature, Extent and Quality of the Services to be Provided. In considering the nature, extent and quality of the services proposed to be provided by SteelPath, the Board reviewed the services to be provided.  The Board also reviewed information set forth in SteelPath’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations.  In addition, the Board observed that the Chief Compliance Officer of the Fund reviewed SteelPath’s compliance program and determined that it was reasonably designed to prevent violation of the federal securities laws as applicable to the Fund. The Board considered the professional experience and qualifications of SteelPath’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered SteelPath’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that SteelPath and its personnel are qualified to provide all required services to the Fund and services that are of high quality, and that SteelPath has appropriate resources to provide such services.

Performance. In connection with the assessment of SteelPath’s ability to perform its duties under the SteelPath Agreement, the Board considered the sufficiency of its resources. The Board concluded that SteelPath has the financial resources necessary to perform its obligations under the SteelPath Agreement. The Board heard an overview of SteelPath’s investment philosophy, the proposed portfolio construction with respect to the SteelPath Allocated Assets, and the specific investment techniques to be employed. The Board also reviewed SteelPath’s overall investment performance.

Cost of Services, Profitability, and Comparative Fees. The Board considered the cost of the services to be provided by SteelPath and reviewed the advisory fees to be paid pursuant to the SteelPath Agreement.  In addition, the Board discussed the fee arrangement between the Sub-Adviser and SteelPath and noted that the Fund pays no fees under the SteelPath Agreement.  The Board also reviewed information regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally.  Based on the foregoing considerations, the Board determined that it was satisfied that the advisory fee rate proposed for SteelPath was consistent with applicable standards and was reasonable and fair.

Economies of Scale. The Board noted that because the Fund will not pay SteelPath under the SteelPath Agreement, no economies of scale would be realized by the Fund.

Other Benefits to SteelPath. In addition to considering the profits realized by SteelPath, the Board considered information that was provided regarding the direct and indirect benefits SteelPath receives as a result of its relationship with the Fund, including compensation paid to SteelPath’s affiliates and any research provided to SteelPath in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that SteelPath must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the Independent Board Members meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Board Members. Fund counsel and the Independent Board Members’ counsel are independent of SteelPath within the meaning and intent of the applicable Securities and Exchange Commission rules. On the basis of these considerations, the Board, including a majority of the Independent Board Members, decided to approve the SteelPath Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the SteelPath Agreement, including the advisory fees, in light of all the surrounding circumstances.

More information about OFI SteelPath, Inc.

SteelPath, a Delaware corporation, is located at 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

OFI SteelPath, Inc. provides investment advisory services on a discretionary basis to a wide variety of clients, including certain open-end management investment companies registered with the SEC under the Investment Company Act within the Oppenheimer family of mutual funds, unit investment trusts, and investment companies excepted from the definition of investment company by 3(c)(7) of the Investment Company Act, and separate accounts for individuals, other investment advisers and institutions. SteelPath also acts in a sub-advisory capacity to unaffiliated third-party advisers, providing continuous and regular management services with respect to entities sponsored by such third-party advisers.

SteelPath is a wholly-owned subsidiary of the Sub-Adviser, which, in turn, is a wholly-owned subsidiary of OAC. OAC is wholly-owned by MM Asset Management Holding LLC, which in turn is 96% owned by MassMutual Holding LLC, which in turn is wholly-owned by MassMutual. MassMutual is a mutual life insurance company that, together with its other subsidiaries, comprises a global, growth-oriented, diversified financial services organization providing life insurance and other financial products and services. The address of the Sub-Adviser and OAC is 225 Liberty Street, New York, New York 10281. The address of MM Asset Management Holding LLC, MassMutual Holding LLC and MassMutual is 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

As the Fund’s sub-sub-adviser, SteelPath will be responsible for developing and maintaining an investment program for the portion of the Fund’s assets allocated to it by the Sub-Adviser in a manner consistent with the Fund’s investment objective and principal investment strategies and policies, including the selection of investments. SteelPath’s sub-sub-advisory activities are subject to the oversight of the Manager, the Sub-Adviser and the Board.

The names and principal occupations of SteelPath’s key personnel are set forth below. Unless otherwise indicated, the business address of each person listed below is 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

NAME	Principal Occupation
Arthur P. Steinmetz	President and Director
David M. Pfeffer	Director
Kristie M. Feinberg	Treasurer
Arthur S. Gabinet	Chief Legal Officer
Mary Ann Picciotto	Chief Compliance Officer

SteelPath serves as a sub-sub-adviser to a portion of a fund with an investment objective similar to the Fund’s, Oppenheimer Diversified Alternatives Fund/VA, which had $[______] in assets as of [ ], 2014]. SteelPath is paid a sub-sub-advisory fee equal to 40% of the investment management fee collected by the investment adviser of Oppenheimer Diversified Alternatives Fund/VA. SteelPath did not waive fees or reimburse expenses with respect to Oppenheimer Diversified Alternatives Fund/VA.

For additional information about SteelPath, you may visit its website at www.steelpath.com. Copies of SteelPath’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.

Consequences if Proposal 2 is not adopted

If the SteelPath Agreement is not approved by the Fund’s shareholders, the Sub-Adviser will not enter into the SteelPath Agreement and will continue to manage the entirety of the Fund’s assets. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE STEELPATH AGREEMENT.

PROPOSAL 3

TO APPROVE THE CORNERSTONE AGREEMENT

The purpose of this Proposal 3 is to approve a new investment sub-sub-advisory agreement (the “Cornerstone Agreement”) for the Fund between OppenheimerFunds, Inc. (the “Sub-Adviser”) and Cornerstone Real Estate Advisers LLC (“Cornerstone”). Pursuant to the Cornerstone Agreement, Cornerstone will manage the portion of the Fund's assets allocated to it by the Sub-Adviser (the “Allocated Assets”) in connection with the Fund’s investments in real estate assets in accordance with the Fund's investment objective and strategies as described in its registration statement.

In general, the Investment Company Act requires all new investment advisory agreements, including sub-sub-advisory agreements, to be approved by both the Board and the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of a registered investment company. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (an "Investment Company Act Majority"). Approval of the Proposal requires the affirmative vote of an Investment Company Majority of the Fund’s shares.

As described in more detail below, at its meeting held on November 18, 2014 (the "Board Meeting"), the Board, including all of the Trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act (the “Independent Trustees”), unanimously approved (a) the appointment of Cornerstone as a sub-sub-adviser to the Fund and (b) the Cornerstone Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the Cornerstone Agreement to the Fund's shareholders.

The Sub-Adviser believes that the investment strategy employed by Cornerstone provides the Fund with access to real estate strategies that are currently not utilized by the Sub-Adviser, and is consistent with the Fund's investment objective.

Current Advisory Arrangements

The Fund’s current advisory arrangements are described in Proposal 2, above.

Material Terms of the Current Advisory Agreement

The material terms of the Current Advisory Agreement are described in Proposal 1, above.

Material Terms of the Sub-Advisory Agreement between the Manager and the Sub-Adviser

The material terms of the sub-advisory agreement between the Manager and the Sub-Adviser are described in Proposal 2, above.

Description of the Material Terms of the Cornerstone Agreement

General Information. The following description of the material terms of the Cornerstone Agreement is qualified in its entirety by reference to the form of sub-sub-advisory agreement between the Sub-Adviser and Cornerstone, attached hereto as Appendix C.

Investment Sub-Sub-Advisory Services. In accordance with the terms of the Cornerstone Agreement, Cornerstone, subject to the supervision of the Manager, the Sub-Adviser, and the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of its portfolio to determine what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of the applicable provisions of the Sub-Sub-Advisory Agreement, for the purchase of securities and other investments for the Allocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets.

Sub-Sub-Advisory Fees. Cornerstone is entitled to a sub-sub-advisory fee for its investment services to the Fund. All sub-sub-advisory fees will be paid by the Sub-Adviser, not the Fund. The Sub-Adviser would arrange for the payment of a sub-sub-advisory fee to Cornerstone paid out of the fees the Sub-Adviser receives from the Manager at the following annual rate: 50% of the investment management fee collected by the Manager from the Fund, with respect to and based on the portion of the average daily net assets of the Fund comprising the Allocated Assets, which shall be calculated after any investment management fee waivers

Because the Manager pays the Sub-Adviser out of the advisory fees it receives from the Fund and the Sub-Adviser, in turn, would pay Cornerstone out of the fees it receives from the Manager, the addition of Cornerstone as a sub-sub-adviser to the Fund will have no effect on the Fund’s total expenses.

Liability and Indemnification. The Cornerstone Agreement provides that Cornerstone will exercise its best judgment in rendering the services it agrees to provide under the Cornerstone Agreement. The Cornerstone Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Cornerstone or a reckless disregard of its duties under the Cornerstone Agreement, Cornerstone, each of its affiliates and all respective partners, officers, Trustees and employees and Cornerstone’s control persons shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Manager, the Sub-Adviser, the Fund or any of the Fund's shareholders, in connection with the matters to which the Cornerstone Agreement relates. Except as otherwise provided in the Cornerstone Agreement, the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties under the Cornerstone Agreement, the Sub-Adviser, any of its partners, officers, Trustees and employees and each of the Sub-Adviser's control persons, if any, shall not be subject to any liability to Cornerstone, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing herein shall relieve the Sub-Adviser and Cornerstone from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

Under the Cornerstone Agreement, Cornerstone agrees to indemnify and hold harmless the Sub-Adviser, the Manager, the Fund and each of their respective affiliates and control persons and their respective officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which such persons may become subject under the Investment Company Act, the Securities Act of 1933, the Investment Advisers Act of 1940, the Commodities Exchange Act or any other statute, law, rule or regulation, arising directly out of Cornerstone’s responsibilities under the Cornerstone Agreement (1) to the extent of and as result of the willful misfeasance, bad faith, gross negligence by Cornerstone, any of Cornerstone’s employees or representatives or any other affiliate of or any person acting on behalf of Cornerstone, or (2) as a result of any untrue statement of a material fact contained in the Fund’s registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by Cornerstone to the Fund or written information furnished by the Sub-Adviser to Cornerstone for review and such information is approved or deemed approved by Cornerstone; provided, however, that in no case is Cornerstone’s indemnity deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under the Cornerstone Agreement.

Under the Cornerstone Agreement, the Sub-Adviser agrees to indemnify and hold harmless Cornerstone, its affiliates and each control person of Cornerstone, if any, and their respective officers, Trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees), to which Cornerstone or such affiliates or control person of Cornerstone or their respective officers, Trustees and employees may become subject under Investment Company Act, the Securities Act of 1933, the Investment Advisers Act of 1940 or any other statute, law, rule or regulation, arising out of the Sub-Adviser’s responsibilities as investment manager of the Allocated Assets or the Sub-Adviser’s obligations under the Cornerstone Agreement (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the Sub-Adviser's indemnity under the Cornerstone Agreement be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Cornerstone Agreement.

Term of the Cornerstone Agreement. The Cornerstone Agreement will take effect after it is approved by the Fund’s shareholders. The Cornerstone Agreement provides that it will remain in effect for an initial term of two years following its effective date. Thereafter, the Cornerstone Agreement will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, of the Fund and (ii) in either event, by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval.

Termination. The Cornerstone Agreement may be terminated at any time, without payment of any penalty, (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub-Adviser, in each case, upon at least 60 days' written notice to Cornerstone; (ii) by the non-defaulting party immediately upon receipt of written notice from the non-defaulting party to the defaulting party in the event of a breach of any provision of the Cornerstone Agreement by the defaulting party; or (iii) by Cornerstone upon at least 60 days' written notice to the Sub-Adviser and the Fund. If Cornerstone terminates the Cornerstone Agreement pursuant to (iii), Cornerstone is hereby prohibited from using any performance information with respect to the Fund and the Allocated Assets for any purpose for a period of one year from the effective date of termination. The Cornerstone Agreement also states that it shall automatically terminate in the event of its "assignment," as defined in the Investment Company Act, or upon the termination of the Fund’s advisory agreement with the Manager.

Board Considerations

To assist the Board Members in their consideration of the Cornerstone Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

In considering the information and materials relating to the Cornerstone Agreement, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the Cornerstone Agreement and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Cornerstone Agreement. The Trustees noted that, in their consideration of the Cornerstone Agreement, they relied upon the information provided to them in connection with their previous approvals of substantially similar sub-sub-advisory agreements between the Sub-Adviser and Cornerstone with respect to other funds in the Oppenheimer family of funds. The Trustees further noted that the Manager confirmed that there were no material changes to such previously provided information.

In voting to approve the Cornerstone Agreement, the Board considered the overall fairness of the Cornerstone Agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Cornerstone, (ii) Cornerstone’s investment personnel who would manage the portion of the Fund’s assets allocated to Cornerstone (the “Cornerstone Allocated Assets”), (iii) the cost of services to be provided by Cornerstone, including comparative advisory fee information, (iv) the projected profitability of the Fund to Cornerstone and its affiliates; (v) whether any economies of scale would be realized as the Fund grows and whether any breakpoints are appropriate and (vi) other benefits that may accrue to Cornerstone from its relationship with the Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the Cornerstone Agreement.

Nature, Extent and Quality of the Services to be Provided. In considering the nature, extent and quality of the services proposed to be provided by Cornerstone, the Board reviewed the services to be provided. The Board also reviewed information set forth in Cornerstone’s Form ADV, which provides information about the firm, its management, and its business activities and affiliations.  In addition, the Board observed that the Chief Compliance Officer of the Fund reviewed Cornerstone’s compliance program and determined that it was reasonably designed to prevent violation of the federal securities laws as applicable to the Fund. The Board considered the professional experience and qualifications of Cornerstone’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered Cornerstone’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. Based on its review, the Board determined that Cornerstone and its personnel are qualified to provide all required services to the Fund and services that are of high quality, and that Cornerstone has appropriate resources to provide such services.

Performance. In connection with the assessment of Cornerstone’s ability to perform its duties under the Cornerstone Agreement, the Board considered the sufficiency of its resources. The Board concluded that Cornerstone has the financial resources necessary to perform its obligations under the Cornerstone Agreement. The Board heard an overview of Cornerstone’s investment philosophy, the proposed portfolio construction with respect to the Cornerstone Allocated Assets, and the specific investment techniques to be employed. The Board also reviewed Cornerstone overall investment performance.

Cost of Services, Profitability, and Comparative Fees. The Board considered the cost of the services to be provided by Cornerstone and reviewed the advisory fees to be paid pursuant to the Cornerstone Agreement.  In addition, the Board discussed the fee arrangement between the Sub-Adviser and Cornerstone and noted that the Fund pays no fees under the Cornerstone Agreement.  The Board also reviewed information regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally.  Based on the foregoing considerations, the Board determined that it was satisfied that the advisory fee rate proposed for Cornerstone was consistent with applicable standards and was reasonable and fair.

Economies of Scale. The Board noted that because the Fund will not pay Cornerstone under the Cornerstone Agreement, no economies of scale would be realized by the Fund.

Other Benefits to Cornerstone. In addition to considering the profits realized by Cornerstone, the Board considered information that was provided regarding the direct and indirect benefits Cornerstone receives as a result of its relationship with the Fund, including compensation paid to Cornerstone’s affiliates and any research provided to Cornerstone in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that Cornerstone must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the Independent Board Members meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Board Members. Fund counsel and the Independent Board Members’ counsel are independent of Cornerstone within the meaning and intent of the applicable Securities and Exchange Commission rules. On the basis of these considerations, the Board, including a majority of the Independent Board Members, decided to approve the Cornerstone Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Cornerstone Agreement, including the advisory fees, in light of all the surrounding circumstances.

More information about Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers LLC, a Delaware limited liability company, is located at One Financial Plaza, Suite 1700, Hartford, Connecticut 06103-2604.

Cornerstone is a diversified, full service global advisory firm specializing in real estate related advisory and management services. Cornerstone provides advice to a client regarding investment of its funds based on the client’s needs. Account supervision is guided by the stated objectives of the client (i.e., core, value added, opportunistic, growth and income, growth, income, or total return). Cornerstone offers advisory services in the following real estate related investment sectors: public real estate securities, model portfolios, equity investments in real estate, real estate debt investments, mortgage loan servicing, and pooled investment vehicles.

Cornerstone is an indirect wholly-owned subsidiary of MassMutual, a mutual life insurance company that, together with its subsidiaries, is a global, growth-oriented, diversified financial services organization providing life insurance and other financial products and services. Cornerstone has been in business since 1994. Cornerstone is a wholly-owned subsidiary of Babson Capital Management LLC (“Babson”), which in turn is wholly-owned by MM Asset Management Holding LLC, which in turn is wholly-owned by MassMutual Holding LLC, which in turn is wholly-owned by MassMutual. The address of Babson is 1500 Main Street, Springfield, Massachusetts 01115. The address of MM Asset Management Holding LLC, MassMutual Holding LLC, and MassMutual is 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

As the Fund’s sub-sub-adviser, Cornerstone will be responsible for developing and maintaining an investment program for the portion of the Fund’s assets allocated to it by the Sub-Adviser in a manner consistent with the Fund’s investment objective and principal investment strategies and policies, including the selection of investments. Cornerstone’s sub-sub-advisory activities are subject to the oversight of the Manager, the Sub-Adviser and the Board.

The names and principal occupations of Cornerstone’s key personnel are set forth below. Unless otherwise indicated, the business address of each person listed below is One Financial Plaza, Suite 1700, Hartford, Connecticut 06103-2604.

NAME	Principal Occupation
David J. Reilly	Chief Executive Officer and Member of the Board of Managers
Scott D. Brown	President
Alan M. Connor	Member of the Board of Managers
Michael T. Rollings	Member of the Board of Managers
Thomas M. Finke	Member of the Board of Managers
Paul J. Thompson	Member of the Board of Managers
Elizabeth W. Chicares	Member of the Board of Managers
Robert E. Mahoney	Chief Financial Officer
William E. Bartol	Chief Compliance Officer
C. J. Karbowicz	Chief Legal Officer and Chief Operating Officer

Cornerstone serves as a sub-sub-adviser to a portion of a fund with an investment objective similar to the Fund’s, Oppenheimer Diversified Alternatives Fund/VA, which had $[______] in assets as of [November [ ], 2014]. Cornerstone is paid a sub-sub-advisory fee equal to 40% of the investment management fee collected by the investment adviser of Oppenheimer Diversified Alternatives Fund/VA. Cornerstone did not waive fees or reimburse expenses with respect to Oppenheimer Diversified Alternatives Fund/VA.

For additional information about Cornerstone, you may visit its website at www.cornerstoneadvisers.com. Copies of Cornerstone’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.

Consequences if Proposal 3 is not adopted

If the Cornerstone Agreement is not approved by the Fund’s shareholders, the Sub-Adviser will not enter into the Cornerstone Agreement and will continue to manage the entirety of the Fund’s assets. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE CORNERSTONE AGREEMENT.

PROPOSAL 4

Approval of the Implementation of the Manager of Managers Arrangement

  The purpose of Proposal 5 is to approve the implementation of a Manager of Managers Arrangement for the Fund pursuant to relief granted to the Fund, the Manager and the Sub-Adviser by the Securities and Exchange Commission (the “SEC”).

The Fund’s investment management services are currently being provided by the Manager pursuant to an investment advisory agreement between the Manager and the Fund. The Manager has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser chooses the Fund's investments and provides related advisory services.

Generally, a fund must obtain shareholder approval to retain a new sub-adviser or to make a material modification to an existing sub-advisory agreement. However, on March 4, 2003, the SEC issued an order permitting the Manager and the Sub-Adviser to enter into and materially amend, respectively, sub-advisory and sub-sub-advisory agreements with sub-advisers and sub-sub-advisers that are not “affiliated persons” of the Fund (as that term is defined in the Investment Company Act) (each an “Unaffiliated Sub-Adviser”), subject to approval by the Board (including a majority of Independent Board Members), without requiring approval from the Fund’s shareholders (“SEC Order”). Shareholders of the Fund are being asked to approve the implementation of the SEC Order with respect to the Fund. Approval of this proposal should help the Fund avoid unnecessary costs and provide the Fund with additional flexibility to achieve its investment objective.

  An Unaffiliated Sub-Adviser would be responsible, subject to the general supervision of the Sub-Adviser, the Manager and the Board, for the purchase, retention and sale of securities for the Fund for the portion of Fund assets allocated to it. The Manager and the Sub-Adviser would monitor the investment program of the Unaffiliated Sub-Adviser to the Fund, review all data and financial reports prepared by the Unaffiliated Sub-Adviser, establish and maintain communications with the Unaffiliated Sub-Adviser, and oversee all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. The Manager and the Sub-Adviser would oversee and monitor the performance of the Fund’s Unaffiliated Sub-Adviser and would be responsible for determining whether to recommend to the Board that a particular sub-advisory agreement with an Unaffiliated Sub-Adviser (an “Unaffiliated Sub-Advisory Agreement”) be entered into or terminated. A determination of whether to recommend the termination of an Unaffiliated Sub-Advisory agreement depends on a number of factors, including, but not limited to, the Unaffiliated Sub-Adviser’s performance record while managing the Fund.

The process to obtain shareholder approval of new Unaffiliated Sub-Advisory Agreements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to any Unaffiliated Sub-Advisory Agreements for the Fund could result in minimal additional value to shareholders but a significant expenditure of time and money. If this proposal is approved, the Fund will be able to select one or more Unaffiliated Sub-Advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the Board will review and approve all Unaffiliated Sub-Advisory Agreements and will monitor the performance of each Unaffiliated Sub-Adviser on an ongoing basis. The Manager or the Sub-Adviser, not the Fund, will pay all fees to Unaffiliated Sub-Advisers. The Manager’s, the Sub-Adviser’s and each Unaffiliated Sub-Adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Manager, the Sub-Adviser and each Unaffiliated Sub-Adviser and will have the opportunity to lower such fees if it determines that the Manager has achieved cost advantages or economies of scale from any Unaffiliated Sub-Advisory Agreement that should be passed on to the Fund’s shareholders.

Conditions of the Exemption Relief Pursuant to the SEC Order

Under the terms of the SEC Order, the Fund, the Manager and the Sub-Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before the Manager, the Sub-Adviser and the Fund may implement the arrangement described above permitting the Manager and the Sub-Adviser to enter into or materially amend Unaffiliated Sub-Advisory Agreements without shareholder approval in each case.

Further, under the conditions of the SEC Order, within 90 days after a change to an Unaffiliated Sub-Advisory Agreement, the Fund’s shareholders must be provided with an information statement that contains information about the Unaffiliated Sub-Adviser and the Unaffiliated Sub-Advisory Agreement that would be contained in a proxy statement. In addition, in order to rely on the SEC Order, a majority of the Board must consist of Independent Board Members and the nomination of new or additional Independent Board Members must be at the discretion of the then-existing Independent Board Members. The SEC Order does not apply to sub-advisory agreements with affiliated sub-advisers, such as the Sub-Adviser, SteelPath, and Cornerstone.

Board Considerations

In determining whether it was appropriate to approve the proposed Manager of Managers Arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Board Members, considered certain information and representations provided by the Manager and the Sub-Adviser. After carefully considering the Fund’s contractual arrangements under which the Manager and the Sub-Adviser have been engaged, and the Manager’s and the Sub-Adviser’s experience in recommending and monitoring sub-advisers and sub-sub-advisers, respectively, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of Unaffiliated Sub-Advisers to be conducted by the Manager and the Sub-Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Manager and the Sub-Adviser will use their expertise to recommend to the Board qualified candidates to serve as Unaffiliated Sub-Advisers.

The Board will continue to provide oversight of the Unaffiliated Sub-Adviser selection and engagement process. The Board, including a majority of the Independent Board Members, will continue to evaluate and consider for approval all new or amended Unaffiliated Sub-Advisory Agreements. In addition, under the Investment Company Act, the Board, including a majority of the Independent Board Members, is required to annually review and consider for renewal such agreements after the initial term. Upon entering into, renewing or amending an Unaffiliated Sub-Advisory Agreement, the Manager, the Sub-Adviser and the Unaffiliated Sub-Adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to the Manager. When engaging an Unaffiliated Sub-Adviser, the Manager or the Sub-Adviser will negotiate fees with the Unaffiliated Sub-Advisers. These fees would be paid directly by the Manager or the Sub-Adviser and not by the Fund. Therefore, any fee reduction or increase negotiated by the Manager or the Sub-Adviser may be either beneficial or detrimental to the Manager or the Sub-Adviser. The fees paid by the Fund to the Manager, the fees paid by the Manager to the Sub-Adviser and the fees paid by the Manager or the Sub-

Adviser to the Unaffiliated Sub-Adviser are considered by the Board in approving and renewing the Fund’s investment advisory, sub-advisory, and Unaffiliated Sub-Sub-Advisory Agreements. Any increase in the investment advisory fee paid to the Manager by the Fund would continue to require shareholder approval. If shareholders approve this proposal, the Manager and the Sub-Adviser, pursuant to the advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as each is currently providing.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide the Manager, the Sub-Adviser and the Board with maximum flexibility to recommend, supervise and evaluate Unaffiliated Sub-Advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint an Unaffiliated Sub-Adviser to the Fund or to materially amend an Unaffiliated Sub-Advisory Agreement, the Fund must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Board, the Manager and the Sub-Adviser would be able to act more quickly to appoint an Unaffiliated Sub-Adviser or materially amend an Unaffiliated Sub-Advisory Agreement with less expense when the Board, the Manager and the Sub-Adviser believe that the change would benefit the Fund.

Consequences if Proposal 4 is not adopted

If the shareholders of the Fund do not approve the Manager of Managers Arrangement, then the proposal will not be implemented and the Fund’s Manager will continue to obtain approval from shareholders before entering into or amending agreements with Unaffiliated Sub-Advisers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE IMPLEMENTATION OF THE MANAGER OF MANAGERS ARRANGEMENT.

.

PROPOSAL 5

TO APPROVE THE ELECTION OF THE NOMINEES

The purpose of Proposal 5 is to elect each of Elizabeth Krentzman, Arthur P. Steinmetz, and Daniel Vandivort (each, a “Nominee” and together, the “Nominees”) as Trustee for the Fund. Each of Ms. Krentzman and Mr. Vandivort currently serves as a Trustee and as a member of the Audit Committee and the Regulatory & Oversight Committee for the Fund, and for certain other funds in the Oppenheimer family of funds (the “New York Funds”). The Board previously appointed Ms. Krentzman in August 2014 and Mr. Vandivort effective November 2014 to serve on the Board of the Fund and of certain other funds in the Oppenheimer family of funds (the “New York Board”). In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of OFI Global Asset Management, Inc. (the “Manager”), which currently serves as manager of the Oppenheimer family of funds. As such, Mr. Steinmetz is uniquely positioned to serve as a Board Member. The Board has reviewed the qualifications and background of the Nominees and believes that each individual is experienced in overseeing investment companies and is familiar with the fund complex and with the Manager.

The Fund is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Board Members. As a result, if elected, each Nominee will serve an indefinite term until the Nominee’s respective successor is duly elected and qualified. If elected, the Nominee will begin the Nominee’s term as Board Member as soon as practicable after the Nominee’s election, which is expected to be on or about [_____, 2015]. If each Nominee should be unable to accept election, serve the Nominee’s term or resign, the Board may, subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), in its discretion, select another person to fill the vacant position. The Nominees have each consented to be named as such in this Proxy Statement and to serve as Board Member if elected.

Except for Mr. Steinmetz, each Nominee is not an “interested person” of the Fund (as that term is defined in the Investment Company Act) (for purposes of this proxy, such a person is “Independent”). Mr. Steinmetz is an “interested person” of the Fund (as that term is defined in the Investment Company Act) because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager, as a director of the Sub-Adviser, and as a shareholder of the parent company of the Sub-Adviser. As an interested person, Mr. Steinmetz will not receive a salary or fee from the Fund.

The Board has determined that each Nominee nominated for election as a Board Member and continuing as Board Members are appropriate to oversee the Fund. Proxies cannot be voted for a greater number of persons than the number of Nominees.

The Board’s Governance Committee also serves as nominating committee for the Fund. Each member of the Governance Committee is an Independent Board Member (not an “interested person” as that term is defined in the Investment Company Act). After due consideration, the members of the Governance Committee selected and nominated the Nominees and recommended to shareholders the election of the Nominees. In making the recommendation, the Board and Governance Committee took into consideration a number of factors, including the knowledge, background, and experience of each Nominee in overseeing the Fund.

If shareholders approve the election of each Nominee as Board Member, the Fund will continue to be overseen by certain of the same individuals who currently constitute the Board, with the addition of Mr. Steinmetz, as of the effective date the Nominee joins the Board. The Board is responsible for protecting the interests of shareholders. The Board Members meet periodically throughout the year to oversee each Fund’s activities, review its performance and review the actions of the Manager and

OppenheimerFunds, Inc. (the “Sub-Adviser”), which is responsible for the Fund’s day-to-day operations. During the Fund’s most recent fiscal year, each Nominee who served as a Board Member was present for at least 75% of the aggregate number of meetings of the Board and committees on which the Nominee served, held during the period that the Nominee served.

Interested Nominee

Mr. Steinmetz is an “Interested Nominee” because he is affiliated with the Manager and Sub-Adviser by virtue of his positions as an officer and director of the Manager, director of the Sub-Adviser and as a shareholder of the parent company of the Sub-Adviser. Both as a Board Member and as an officer, he will serve for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Below is a brief discussion of the specific experience, qualifications, attributes and skills of the Interested Nominee that led the Board to conclude that he should serve as a Board Member of the Fund. During the course of his association with the Manager and Sub-Adviser, Mr. Steinmetz has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters. As such, he will contribute significantly to the Board’s deliberations. The Interested Nominee’s professional experience is outlined in the table below.

Name, Year of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During the Past 5 Years
Arthur P. Steinmetz (1958) President and Principal Executive Officer	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). Oversees 91 portfolios in the OppenheimerFunds complex.

Independent Nominees

Each of Ms. Krentzman and Mr. Vandivort currently serve as Board Members who are not “interested persons” as that term is defined in the Investment Company Act (each, an “Independent Nominee”) and as a member of the Audit Committee and the Regulatory & Oversight Committee for other New York Board funds in the Oppenheimer family of funds. Each Independent Nominee will serve for an indefinite term, or until the Independent Nominee’s resignation, retirement, death or removal. The address for the Independent Nominees is 6803 S. Tucson Way, Centennial, Colorado 80112-3924.

A brief discussion of each Independent Nominee’s professional experience, and the specific experience, qualifications, attributes and skills of each Independent Nominee that led the Board to conclude that the Independent Nominee should serve as a Board Member of the Fund is included under “General Information Regarding the Board” below.

General Information Regarding the Board

Each current Board Member, their position with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years, are listed in the charts below. The address of each Independent Board Member in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Independent Board Member serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Board Members/Independent Nominees

Name, Year of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During the Past 5 Years
Brian F. Wruble (1943) Board Chairman and Trustee of the Fund since 2012	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser's parent company) (since September 2004); Member of Zurich Insurance Group's Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.

David K. Downes (1940) Trustee of the Fund since 2012	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.
Matthew P. Fink (1941) Trustee of the Fund since 2012	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.

Admiral Edmund Giambastiani, Jr. (1948) Trustee of the Fund since 2013	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.
Elizabeth Krentzman (1959) Trustee of the Fund since 2014/Independent Nominee	Advisory Board Member of the Securities and Exchange Commission Historical Society(since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex.

Mary F. Miller (1942) Trustee of the Fund since 2012	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.
Joel W. Motley (1952) Trustee of the Fund since 2012	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.

Joanne Pace (1958) Trustee of the Fund since 2012	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children's Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.
Daniel Vandivort (1954) Trustee of the Fund since 2014/Independent Nominee	Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Oversees 53 portfolios in the OppenheimerFunds complex.
Peter I. Wold (1948) Trustee of the Fund since 2012	President of Wold Energy Partners, LLC (oil and gas exploration and production) (since 2013); Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, LLC (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 53 portfolios in the OppenheimerFunds complex.

Mr. Glavin is an “Interested Board Member” because he is affiliated with the Manager and Sub-Adviser by virtue of his positions as a director of the Sub-Adviser and as a shareholder of the Sub-Adviser’s parent company. Both as a Board Member and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mrs. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Board Member

Name, Year of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held
William F. Glavin, Jr. (1958) Trustee of the Fund since 2012	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 91 portfolios in the OppenheimerFunds complex.

Equity Securities Owned by the Nominees and Board Members. Information relating to the amount of equity securities owned by the Nominees and Board Members in the Fund, as well as other funds in the fund complex, as of [       ] is set forth below.

Interested Board Member/Interested Nominee	Dollar Range of Equity Securities Owned in the Fund

Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen by Interested Board Member/Interested Nominee in the Oppenheimer Family of Investment Companies As of

[    ], 2014

William F. Glavin, Jr.
Arthur P. Steinmetz

Independent Board Members/Independent Nominees	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen by Board Member in the Oppenheimer Family of Investment Companies As of [ ], 2014
David K. Downes
Matthew P. Fink
Edmund P. Giambastiani, Jr.
Elizabeth Krentzman[1]
Mary F. Miller
Joel W. Motley
Joanne Pace
Daniel Vandivort[2]
Peter I. Wold
Brian F. Wruble

1. Effective August 1, 2014, Ms. Krentzman became an Independent Trustee and member of the Audit Committee and Regulatory & Oversight Committee for the Fund and other NY Board funds in the fund complex.

2. Effective November 1, 2014, Mr. Vandivort became an Independent Trustee and member of the Audit Committee and Regulatory & Oversight Committee for the Fund and other NY Board funds in the fund complex..

Compensation. The Independent Board Members receive compensation for services as Board Members and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each fund, including the Fund, for which an Independent Board Member serves pays a share of these expenses. The officers and the Interested Board Member of the Fund, Mr. Glavin, who is affiliated with the Manager and the Sub-Adviser receive no salary or fee from the Fund. The Independent Board Members’ total compensation from the Fund during the most recent fiscal year, and from the fund complex during the calendar year ended December 31, 2014 represents compensation, including accrued retirement benefits, for serving as a Board Member and member of a committee (if applicable) of the Board of the Fund and of other funds in the

OppenheimerFunds complex. The compensation paid to each Independent Board Member is set forth below.

Independent Board Members/Independent Nominees	Aggregate Compensation From the Fund for Fiscal Year Ended September 30, 2014[1]	Total Compensation From the Fund and Fund Complex for the Year Ended December 31, 2014[2]
Brian F. Wruble Chairman of the Board, Audit Committee member and Regulatory & Oversight Committee Member	$69[3]	$295,000
David K. Downes Audit Committee Chairman and Regulatory & Oversight Committee Member	$60	$255,000
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$60[4]	$255,000
Edmund P. Giambastiani, Jr. Governance Committee Member and Regulatory & Oversight Committee Member[5]	$54	$230,000
Elizabeth Krentzman Audit Committee Member and Regulatory & Oversight Committee Member[6]	$12	$38,125
Mary F. Miller Audit Committee Member and Governance Committee Member	$54[7]	$230,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$60[8]	$255,000
Joanne Pace Audit Committee Member and Regulatory & Oversight Committee Member	$54	$230,000
Daniel Vandivort Audit Committee Member and Regulatory & Oversight Committee Member[9]	None	None
Peter I. Wold Audit Committee Member and Governance Committee Member	$54[10]	$230,000

1. “Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. OFI also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OFI does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3. Includes $69 deferred by Mr. Wruble under the Compensation Deferral Plan.

4. Includes $30 deferred by Mr. Fink under the Compensation Deferral Plan.

5. Admiral Giambastiani became an Independent Trustee and member of the Regulatory & Oversight Committee and Governance Committee on February 1, 2013.

6. Ms. Krentzman became an Independent Trustee of the Fund and a member of the Audit Committee and Regulatory &

Oversight Committee on August 1, 2014.

7. Includes $16 deferred by Ms. Miller under the Compensation Deferral Plan.

8. Includes $3 deferred by Mr. Motley under the Compensation Deferral Plan.

9. Mr. Vandivort became an Independent Trustee of the Fund and a member of the Audit Committee and Regulatory & Oversight Committee on November 1, 2014.

10. Includes $54 deferred by Mr. Wold under the Compensation Deferral Plan.

Compensation Deferral Plan for Board Members. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Board Members that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain funds in the Oppenheimer fund complex. Under the plan, the compensation deferred by a Board Member is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Board Member. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Board Members’ fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Board Member or to pay any particular level of compensation to any Board Member. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Board Member under the plan without shareholder approval for the limited purpose of determining the value of the Board Member’s deferred compensation account.

Board Meetings. The Fund is governed by a Board of Trustees, which is responsible for overseeing the Fund. The Board is led by Brian F. Wruble, an Independent Board Member, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager and the Sub-Adviser. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, Sub-Adviser, and any sub-sub-advisers, internal auditors, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Board Members who are not "interested persons" of the Fund under the Investment Company Act. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight. During the Fund's fiscal year ended September 30, 2014, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

Committees of the Board. The members of the Audit Committee are David K. Downes (Chairman), Elizabeth Krentzman, Mary F. Miller, Joanne Pace, Daniel Vandivort, Peter I. Wold and Brian F. Wruble. The Audit Committee selects an independent registered public accounting firm (also referred to as the "Independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's Independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's Independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund's Independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's Independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Edmund P. Giambastiani, Jr., Elizabeth Krentzman, Joel W. Motley, Joanne Pace, Daniel Vandivort and Brian F. Wruble. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Fund are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Edmund P. Giambastiani, Jr., Mary F. Miller, and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds, among other duties set forth in the Governance Committee's Charter. The Governance Committee’s Charter is attached as Appendix D.

The Governance Committee's functions also include the nomination of Trustees, including Independent Trustees, for election to the Board. New Trustees may be elected by the full Board or by a shareholder vote.

The Governance Committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of the Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Sub-Adviser) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Officers of the Fund. Information is given below about the officers who are not Board Members of the Fund or Nominees, including their business experience during the past five years. All such officers of the Fund, with the exception of portfolio managers, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Messrs. Hamilton, Edwards, Gabinet, Lee, Rockmuller and Mss. Bloomberg, Kantesaria, Picciotto and Sexton is 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Kennedy, Legg, O’Donnell and Wixted and Mss. Burley, La Fond and Miller is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Year of Birth, Position(s), Length of Service	Principal Occupation(s) During the Past 5 Years
Mark Hamilton (1965) Vice President since 2013	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.
Dokyoung Lee, CFA (1965) Vice President since 2014	Director of Research, Global Multi-Asset Group (since October 2013) and a Senior Vice President of the Sub-Adviser (since October 2013). Mr. Lee served at Alliance Bernstein L.P. (1994-2013): Director of Research for Strategic Asset Allocation (2011-2013), Director of Research for Blend Strategies (2008-2011), Head of Asia Pacific Blend Strategies (2005-2008), Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities (2001-2005), Portfolio Manager for Emerging Markets Value Equities (1997-2001), and Quantitative Analyst for US Value Equities (1994-1997). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Rockmuller, CFA (1979) Vice President since 2014	Vice President of the Sub-Adviser (since September 2010); Senior Portfolio Manager of the Sub-Adviser (since January 2014); Portfolio Manager of the Sub-Adviser (July 2010-January 2014); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Senior Analyst of tfhe Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer since 2013	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.
Brian W. Wixted (1959) Treasurer and Principal Financial and Accounting Officer since 2012	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.
Jennifer Sexton (1969) Vice President and Chief Business Officer since 2014	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Julie Burley (1981) Assistant Treasurer since 2013	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008). An officer of 91 portfolios in the OppenheimerFunds complex.
James A. Kennedy (1958) Assistant Treasurer since 2012	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012). An officer of 91 portfolios in the OppenheimerFunds complex.
Jan Miller (1963) Assistant Treasurer since 2012	Assistant Vice President of the Manager (since 2013); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser's Fund Accounting department (November 2004 to March 2006). An officer of 91 portfolios in the OppenheimerFunds complex.
Mathew O'Donnell (1967) Assistant Treasurer since 2012	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012). An officer of 91 portfolios in the OppenheimerFunds complex.
Arthur S. Gabinet (1958) Secretary and Chief Legal Officer since 2012	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg (1968) Assistant Secretary since 2012	Senior Vice President and Deputy General Counsel of the Manager (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008). An officer of 91 portfolios in the OppenheimerFunds complex.
Taylor V. Edwards (1967) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser. An officer of 91 portfolios in the OppenheimerFunds complex.
Randy G. Legg (1965) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser. An officer of 91 portfolios in the OppenheimerFunds complex.
Amee Kantesaria (1980) Assistant Secretary since 2012	Vice President and Associate Counsel of the Manager (since January 2014); Vice President and Assistant Counsel of the Manager (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of the Sub-Adviser; Assistant Vice President (December 2006-May 2009) of the Sub-Adviser; Assistant Secretary (since January 2011) of the Sub-Adviser and Oppenheimer Acquisition Corp. An officer of 91 portfolios in the OppenheimerFunds complex.
Gloria J. LaFond (1945) Blue Sky Officer since 2012	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser. An officer of 91 portfolios in the OppenheimerFunds complex.

As of [ ], the Nominees, continuing Board Members and officers of the Fund, individually and as a group, beneficially owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Board Members/Independent Nominees (nor any of their immediate family members) owns securities of either the Manager or OppenheimerFunds Distributor, Inc. (the Fund’s principal undewriter, referred to herein as the “Distributor”) or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Investment Manager, Sub-Adviser, Administrator and Distributor

OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser and also acts as the Fund’s Transfer Agent. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 1028, serves as its sub-adviser.

OppenheimerFunds Distributor, Inc., located at 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Fund’s distributor. Shareholder Services, Inc. doing business as OppenheimerFunds Services, serves as the Fund’s sub-transfer agent and is located at P.O. Box 5270 Denver, Colorado 80217.

Independent Registered Public Accounting Firm Fees and Services

The Fund selected KPMG LLP as its Independent Registered Public Accounting Firm (“Principal Accountant” or “KPMG”) for each of its 2013 and 2014 fiscal years as well as the current fiscal year. Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

Set forth below, for the Fund’s two most recent fiscal years, are the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund.

Audit Fees. KPMG billed the Fund the following amounts for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years: $17,600 for the fiscal year ended September 30, 2013 and $17,900 for the fiscal year ended September 30, 2014.

Audit-Related Fees. Audit-related fees are for assurance and related services by KPMG that are reasonably related to the performance of the auditor’s review of the Fund’s financial statements and are not reported under the prior category. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. KPMG received the following amounts in audit-related fees from the Fund: $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014. KPMG received the following amounts in audit-related fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $469,080 for the fiscal year ended September 30, 2013 and $1,042,959 for the fiscal year ended September 30, 2014.

Tax Fees. Tax Fees include fees for tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. KPMG received the following amounts in tax fees from the Fund: $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.KPMG received the following amounts in tax fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $653,930 for the fiscal year ended September 30, 2013 and $467,462 for the fiscal year ended September 30, 2014.

All Other Fees. All other fees include fees for products and services provided by KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings. KPMG received no such fees from the Fund or from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund, during the Fund’s fiscal years ended September 30, 2013 and September 30, 2014.

During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting. Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund’s fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit. All services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Fund’s current Audit Committee.

Aggregate Non-Audit Services Fees. KPMG received the following aggregate non-audit services fees from the Fund and the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund: $1,510,421 for the fiscal year ended September 30, 2013 and $1,154,875 for the fiscal year ended September 30, 2014. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

The Fund’s current Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence. No such services were rendered.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE OF THE FUND.

Information Regarding the Fund

Shares Outstanding: At the close of business on the Record Date there were 5,022,824.951 total shares of the Fund outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners: Occasionally, the number of shares of the Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of [______, 2014], to the best of the Fund’s knowledge, the shareholders listed below owned of record or beneficially owned 5% or more of a class of the outstanding voting shares of the Fund.

[Insert holders of 5% or more]

Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders. [As of [ ], 2014, there were no shareholders who held beneficially 25% or more of the Fund.]

Section 16(a) Beneficial Ownership Reporting Compliance: The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any member of the Board or officer of the Fund.

Procedural Information Related to this Proxy Solicitation

Solicitation of Proxies

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager or one of its affiliates or subsidiaries who will not receive any compensation from the Fund for such solicitation. The Manager has engaged AST Fund Solutions (“AST”), 60 East 42nd Street, New York, NY 10165, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $15,000 in connection with the solicitation of proxies. The Manager will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of attorneys relating to the Proxy Statement, and other fees and expenses incurred by the Fund, if any, in connection with the Proposals.

Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may call our proxy information line toll-free at 1-866-796-7172.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers.  Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Nominees in Proposal 5 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 5 may be deemed an instruction to vote such shares in favor of the Proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 5. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received in connection with Proposal 1, Proposal 2, Proposal 3, or Proposal 4. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1, Proposal 2, Proposal 3, or Proposal 4 may be deemed an instruction to vote against such Proposals.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as shares for which voting instructions from the Fund’s other shareholders have been timely received.

Voting, Quorum Requirement and Adjournments

Shareholders of record on November 21, 2014 (the “Record Date”) are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on each Proposal.

With respect to the Fund, the presence in person or by proxy of one-third or more of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such a quorum must be present for the transaction of business with respect to each Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the chairman of the Meeting may propose one or more adjournments to permit further solicitation of proxies. No shareholder vote is required for adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 1, 2, 3, and 4 for which the required vote is an Investment Company Act Majority (as defined below) of a Fund. Abstentions and broker non-votes will have no such effect on Proposal 5, approval of which requires a plurality of votes cast, as discussed below.

 Required Vote

Shareholders of the Fund must separately approve each Proposal as outlined below. Approval with respect to Proposal 5 requires a plurality of the votes cast by shareholders present in person or by proxy. Approval with respect to Proposals 1, 2, 3, and 4 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of the Fund entitled to vote on the particular Proposal. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund.

How Proxies Will Be Voted

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to Nominees, you may direct the proxy holders to vote your shares “FOR ALL” Nominees or “FOR ALL EXCEPT” certain Nominees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Nominees, in each case by checking the appropriate boxes.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal.

Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals.  The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communication to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board members are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Other Matters

The Board Members do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board Members and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Arthur Gabinet, Secretary

January [ ], 2015

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 4, 2015

The undersigned, revoking prior proxies, hereby appoints [Julie Burley, Jan Miller and Mathew O’Donnell], and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on March 4, 2015, at [1:00 p.m.] Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free [1-866-796-7172] and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-796-7172. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1)	To approve an amended investment advisory agreement between the Fund’s investment adviser, OFI Global Asset Management, Inc. and the Fund.	□	□	□
2)	To approve a sub-sub-advisory agreement between the Fund’s sub-adviser, OppenheimerFunds, Inc., and OFI SteelPath, Inc.	□	□	□
3)	To approve a sub-sub-advisory agreement between the Fund’s sub-adviser, OppenheimerFunds, Inc., and Cornerstone Real Estate Advisers LLC.	□	□	□
4)	To approve the implementation of a manager-of-managers arrangement with respect to the Fund.	□	□	□
5)	To elect Nominees.	FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Elizabeth Krentzman	□	□	□
(2) Arthur P. Steinmetz
(3) Daniel Vandivort
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

Appendix A

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED AGREEMENT made as of the ___ day of _____________ 2015, by and between OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND (the "Fund"), and OFI Global Asset Management, Inc. ("OFI Global").

WHEREAS, the Fund is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OFI Global is a registered investment adviser;

WHEREAS, the Fund desires that OFI Global shall act as its investment adviser pursuant to this Agreement, which amends and restates the Investment Advisory Agreement dated January 1, 2013 by and between the Fund (formerly named Oppenheimer Diversified Alternatives Fund) and OFI Global;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. General Provision.

The Fund hereby employs OFI Global and OFI Global hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OFI Global shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OFI Global shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2. Investment Management.

(a) OFI Global shall, subject to the direction and control by the Fund's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "7" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

(b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph "7" hereof, OFI Global may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c) Provided that nothing herein shall be deemed to protect OFI Global from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, OFI Global shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

(d) Nothing in this Agreement shall prevent OFI Global or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OFI Global or any of its directors, officers or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI Global of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

3. Other Duties of OFI Global.

OFI Global shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. OFI Global shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

4. Allocation of Expenses.

All other costs and expenses not expressly assumed by OFI Global under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OFI Global or any entity controlling, controlled by or under common control with OFI Global, who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation from the Fund for their services.

5. Compensation of OFI Global.

The Fund agrees to pay OFI Global and OFI Global agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net assets of the Fund as of the close of each business day and payable monthly at the following annual rates:

0.85% of the first $500 million of average net assets;
0.80% of the next $500 million;
0.75% of the next $4 billion; and
0.73% of average net assets in excess of $5 billion.

6. Use of Name "Oppenheimer."

OFI Global hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by OFI Global, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used or licensed by OFI Global in connection with any of its activities or licensed by OFI Global to any other party.

7. Portfolio Transactions and Brokerage.

(a) OFI Global is authorized, in arranging the Fund's portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including "affiliated" broker dealers (as that term is defined in the Investment Company Act) (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with the provisions of subparagraph "(c)" of this paragraph "7," the benefit of such investment information or research as may be of significant assistance to the performance by OFI Global of its investment management functions.

(b) OFI Global shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI Global on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

(c) OFI Global shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OFI Global and its affiliates exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI Global determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OFI Global and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OFI Global will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI Global shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's trustees were reasonable in relation to the benefits to the Fund.

(d) OFI Global shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Trustees and the provisions of this paragraph "7."

(e) The Fund recognizes that an affiliated broker-dealer (i) may act as one of the Fund's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

8. Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 9 hereof, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

9. Termination.

This Agreement may be terminated (i) by OFI Global at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to OFI Global (which notice may be waived by OFI Global) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

10. Assignment or Amendment.

This Agreement may not be amended without the affirmative vote or written consent of the holders of a "majority" of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

11. Disclaimer of Shareholder Liability.

OFI Global understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund's property. OFI Global represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

12. Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

Oppenheimer Global Multi-Alternatives Fund

By:
Arthur S. Gabinet
Secretary and Chief Legal Officer

OFI Global Asset Management, Inc.

By:
Lisa Bloomberg
Senior Vice President and Deputy General Counsel

Appendix B

FORM OF SUB-SUB-ADVISORY AGREEMENT

BETWEEN SUB-ADVISER AND STEELPATH

SUB-SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into on this __ day of _____________ 2015 among OppenheimerFunds, Inc., a Colorado corporation (the "SubAdviser"), and OFI SteelPath, Inc., a Delaware corporation (the "Sub-SubAdviser")

W I T N E S S E T H:

WHEREAS, OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND (the "Fund") is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund has appointed OFI Global Asset Management, Inc. (the "Adviser") as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

WHEREAS, the Adviser, SubAdviser and Sub-SubAdviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and are engaged in the business of rendering investment advice;

WHEREAS, the SubAdviser has, pursuant to a Subadvisory Agreement with the Adviser dated as of January 1, 2013 (the "SubAdvisory Agreement") been retained to act as investment adviser for the Fund;

WHEREAS, the SubAdvisory Agreement permits the SubAdviser, at its option, subject to approval by the Fund's Board of Trustees and, to the extent necessary, shareholders of the Fund, to delegate certain of its duties under the SubAdvisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the SubAdviser desires to retain Sub-SubAdviser to assist it in the provision of a continuous investment program for that portion, or all, of the Fund's assets that the SubAdviser and or the Adviser shall allocate to the Sub-SubAdviser from time to time, and Sub-SubAdviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows:

1. Appointment as Sub-SubAdviser. The SubAdviser hereby retains the Sub-SubAdviser to act as Sub-SubAdviser for and manage that portion, or all, of the Fund's assets that the SubAdviser and or the Adviser shall allocate to the Sub-SubAdviser from time to time (the "Allocated Assets") and to provide investment advice to the Fund with the respect to the Allocated Assets as hereinafter set forth, subject to the supervision of the Adviser, SubAdviser and the Board of Trustees of the Fund and subject to the terms of this Agreement; and the Sub-SubAdviser hereby accepts such employment.

2. Duties of Sub-SubAdviser.

(a) Investments. The Sub-SubAdviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and Statement of Additional Information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the SubAdviser, the Adviser and the Fund's Board of Trustees, to (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of its portfolio to determine what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph (d) below, for the purchase of securities and other investments for the Alloocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets. The SubAdviser agrees to provide the Sub-SubAdviser with such assistance as may be reasonably requested by the Sub-SubAdviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund or the Fund's affairs.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement or otherwise, the Sub-SubAdviser shall act in conformity with the Fund's Declaration of Trust, By-Laws, procedures and policies adopted by the Board of the Fund and/or by the Adviser and/or SubAdviser and the Prospectus and with the instructions and directions received in writing from the Adviser, SubAdviser or the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations necessary to allow the Fund to qualify as a "regulated investment company" as defined in Subchapter M of the Code (which currently requires that, at the close of each quarter of the taxable year, (A) at least 50 percent of the value of the Fund's total assets is represented by (i) cash and cash items [including receivables], government securities and securities of other regulated investment companies, and (ii) other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer, and (B) not more than 25 percent of the value of its total assets is invested in the securities other than government securities or the securities of other regulated investment companies of any one issuer). Notwithstanding the foregoing, the Adviser shall, subject to the Sub-SubAdviser's compliance with its obligations with respect to the Allocated Assets, remain responsible for the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. The Adviser and/or SubAdviser will provide the Sub-SubAdviser with a copy of those portions of the minutes of the meetings of the Board of Trustees of the Fund to the extent they may materially affect the duties of the Sub-SubAdviser, and with the copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-SubAdviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser and/or SubAdviser will provide the Sub-SubAdviser with advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus or in any procedures and policies adopted by the Board of the Fund and/or the Adviser and/or SubAdviser, and the Sub-SubAdviser shall, in the performance of its duties and obligations under this Agreement, manage the Allocated Assets in compliance with such changes, provided the Sub-SubAdviser has received prompt notice of the effectiveness of such changes from the Fund or the Adviser and/or SubAdviser. In addition to such notice, the SubAdviser shall provide to the Sub-SubAdviser a copy of a modified Prospectus reflecting such changes. The SubAdviser acknowledges and agrees that, provided that the Sub-SubAdviser has provided the SubAdviser with complete, accurate and timely information regarding the Sub-SubAdviser's activities relating to the Fund, the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Sub-SubAdviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-SubAdviser to the Fund or to the SubAdviser specifically for inclusion in the Prospectus, or information which was provided to the Sub-SubAdviser to review and which Sub-SubAdviser approved as to the accuracy of such information or if the Sub-SubAdviser does not promptly respond will be deemed to have approved the accuracy of such information as described below. The Sub-SubAdviser hereby agrees to provide to the SubAdviser in a timely manner such information relating to the Sub-SubAdviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Fund's registration statement on Form N-1A. The Sub-SubAdviser shall have seven (7) business days to review all disclosure about the Fund and the Sub-SubAdviser contained in the Fund's Prospectus and Statement of Additional Information and certain advertisements for accuracy and shall approve or disapprove of such disclosure within seven (7) business days of receiving such disclosure. After the expiration of seven (7) business days, the SubAdviser shall provide the Sub-SubAdviser an additional five (5) business days to respond, such additional five (5) business days to commence upon written notice from the SubAdviser. The Sub-SubAdviser's failure to respond within such time shall be deemed to constitute Sub-SubAdviser's approval of such disclosure.

(c) Voting of Proxies. Absent specific written instructions to the contrary provided to the Sub-SubAdviser by the SubAdviser, the Sub-SubAdviser shall vote, either in person or by proxy, all securities in which the Allocated Assets may be invested from time to time in accordance with the Fund's proxy voting procedures.

(d) Brokerage. The Sub-SubAdviser is authorized, subject to the supervision of the Adviser, SubAdviser and the Fund's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Allocated Asset's portfolio securities with or through, such persons, brokers (including, to the extent permitted by applicable law and by the Fund, the Adviser or the SubAdviser, any broker affiliated with the Sub-SubAdviser) or dealers ("brokers") as Sub-SubAdviser may elect and negotiate commissions to be paid on such transactions.

Upon obtaining consent of the Adviser, SubAdviser or the Fund's Board of Trustees, the Sub-SubAdviser may effect the purchase and sale of securities in private transactions on such terms and conditions as shall be approved by the Adviser or SubAdviser.

The Sub-SubAdviser shall place orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Sub-SubAdviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-SubAdviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-SubAdviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the SubAdviser and the Sub-SubAdviser, the Sub-SubAdviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Sub-SubAdviser an amount of commission for effecting the Allocated Asset's investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Sub-SubAdviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Sub-SubAdviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such brokers may be useful to the Sub-SubAdviser in connection with the Sub-SubAdviser's services to other clients.

On occasions when the Sub-SubAdviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Allocated Assets as well as other clients of the Sub-SubAdviser, the Sub-SubAdviser, to the extent permitted by applicable laws and regulations and subject to the allocation procedures approved by the Fund's Board or Adviser, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-SubAdviser in accordance with the procedures approved by the Trustees, the Adviser or the SubAdviser, which currently require unfulfilled allocations to be filled first followed by pro-rata allocations based on the size of the client's portfolio.

(e) Securities Transactions. The Sub-SubAdviser and any affiliated person of the Sub-SubAdviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-SubAdviser or any affiliated person of the Sub-SubAdviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder and is permitted by the procedures adopted by the Fund.

The Sub-SubAdviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Sub-SubAdviser's and the Fund's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least a quarterly basis, the Sub-SubAdviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the SubAdviser that the Sub-SubAdviser and its Access Persons have complied with the Sub-SubAdviser's and the Fund's Code of Ethics with respect to the Allocated Assets or (ii) identifying any violations which have occurred with respect to the Allocated Assets.

(f) Books and Records. The Sub-SubAdviser shall maintain separate detailed records of all matters pertaining to the Allocated Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Sub-SubAdviser acknowledges that the Fund's Records are property of the Fund. The Fund's Records shall be available to the Fund, the Adviser, or the SubAdviser and their respective agents at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to each during any day that the Fund is open for business.

(g) Information Concerning the Allocated Assets and Sub-SubAdviser. From time to time as the Adviser, SubAdviser or the Fund may request, the Sub-SubAdviser will furnish the requesting party information and reports on portfolio transactions and reports on the Allocated Assets held in the portfolio, all in such detail, form and frequency as the Adviser, SubAdviser or the Fund may reasonably request.

The Sub-SubAdviser will (i) make appropriate persons, including the Fund's portfolio manager(s), available for the purpose of reviewing with representatives of the Adviser, SubAdviser and/or the Fund's Board of Trustees on a regular basis the management of the Allocated Assets, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace; (ii) on a continuing basis, (A) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Fund's distributor may reasonably request from time to time, and (B) upon reasonable notice from the Fund's distributor, use reasonable efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Allocated Assets (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each portfolio manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activity (in this regard, the SubAdviser undertakes to reimburse the Sub-SubAdviser for its reasonable out-of-pocket expenses, provided that, such expenses are related to a request for marketing or distribution assistance by a duly authorized employee of the Adviser or SubAdviser); (iii) use reasonable efforts (A) to retain the services of the Portfolio Manager who manages the Allocated Assets, from time to time or (B) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser or SubAdviser if the services of the Portfolio Manager are no longer available to the Sub-SubAdviser; (iv) from time to time, assure that each Portfolio Manager is acceptable to the Adviser or SubAdviser; (v) obtain the written approval of the Adviser or SubAdviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Sub-SubAdviser due to circumstances beyond the reasonable control of the Sub-SubAdviser (e.g., voluntary resignation, death or disability), the Sub-SubAdviser may designate an interim Portfolio Manager who (A) shall be reasonably acceptable to the Adviser or SubAdviser and (B) shall function for a reasonable period of time until the Sub-SubAdviser designates an acceptable permanent replacement; (vi) promptly notify the SubAdviser of any anticipated changes in the Portfolio Manager, portfolio management, any anticipated changes in the ownership or management of the Sub-SubAdviser, or of material changes in the control of the Sub-SubAdviser, or any other material matter that may require disclosure to the Trustees, shareholders of the Fund or dealers.

The Sub-SubAdviser will also provide the SubAdviser with notice and analysis of events that may affect or relate to the valuation of the Fund's portfolio securities.

(h) Custody Arrangements. The Sub-SubAdviser shall on each business day provide the SubAdviser, the Fund and the Fund's custodian such information as the SubAdviser, the Fund and the Fund's custodian may reasonably request relating to all transactions and portfolio holdings of the Allocated Assets.

(i) Historical Performance Information. To the extent agreed upon by the parties, the Sub-SubAdviser will provide the Fund and the SubAdviser with historical performance information with respect to Sub-SubAdviser's similarly managed investment companies or other accounts, to be included in the Prospectus or for any other uses permitted by applicable law and to the extent available.

3. Independent Contractor. In the performance of its duties hereunder, the Sub-SubAdviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Adviser or the SubAdviser in any way or otherwise be deemed an agent of the Fund, Adviser or the SubAdviser.

4. Expenses. During the term of this Agreement, Sub-SubAdviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. The Sub-SubAdviser shall, at its sole expense, employ or associate itself with such persons or firms as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as otherwise provided in this Agreement or by law, the Sub-SubAdviser shall not be responsible for the Fund's, Adviser's or SubAdviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Sub-SubAdviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Allocated Asset's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Fund or the SubAdviser, as the case may be, shall reimburse the Sub-SubAdviser for any expenses of the Fund or the SubAdviser as may be reasonably incurred as specifically provided for in this Agreement or as specifically agreed to beforehand by SubAdviser. The Sub-SubAdviser shall keep and supply to the Fund and the SubAdviser reasonable records of all such expenses.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-SubAdviser will be entitled to the fee as described on Exhibit A. Such fee will be computed daily and payable no later than the tenth (10th) business day following the end of each month, from the SubAdviser, calculated as described in Exhibit A.

The method of determining net assets of the Allocated Assets for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

The Sub-SubAdviser agrees that during any period in which the Sub-SubAdviser serves as a subadviser to any other registered investment company and provides the same or substantially similar services to such investment company at a lower fee rate, the Sub-SubAdviser shall charge the SubAdviser and the Fund no more than the lowest fee rate then in effect unless otherwise specifically agreed by the SubAdviser and Sub-SubAdviser in writing.

In the event that the investment advisory fee rate paid to the SubAdviser by the Adviser is reduced, the compensation paid to the Sub-SubAdviser hereunder shall be reduced by the same percentage.

6. Representations and Warranties of Sub-SubAdviser. The Sub-SubAdviser represents and warrants to the SubAdviser and the Fund as follows:

(a) The Sub-SubAdviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-SubAdviser is a company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(c) The execution, delivery and performance by the Sub-SubAdviser of this Agreement are within the Sub-SubAdviser's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-SubAdviser for the execution, delivery and performance by the Sub-SubAdviser of this Agreement, and the execution, delivery and performance by the Sub-SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-SubAdviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-SubAdviser; and

(d) The Form ADV of the Sub-SubAdviser previously provided to the SubAdviser and all amendments to the Sub-SubAdviser's Form ADV to be provided to SubAdviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7. Representations and Warranties of SubAdviser. The SubAdviser represents and warrants to the Sub-SubAdviser as follows:

(a) The SubAdviser is registered as an investment adviser under the Advisers Act;

(b) The SubAdviser is registered under the CEA as a Commodity Pool Operator and Commodity Trading Adviser with the CFTC and the NFA, or it is not required to register pursuant to an applicable exemption;

(c) The SubAdviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(d) The execution, delivery and performance by the SubAdviser of this Agreement are within the SubAdviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the SubAdviser for the execution, delivery and performance by the SubAdviser of this Agreement, and the execution, delivery and performance by the SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the SubAdviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the SubAdviser;

(e) The SubAdviser acknowledges that it received a copy of the Sub-SubAdviser's Form ADV prior to the execution of this Agreement; and

(f) The SubAdviser and the Adviser have duly entered into the SubAdvisory Agreement pursuant to which the Adviser authorized the SubAdviser to enter into this Agreement; and

8. Delivery of Documents to the Adviser. The Sub-SubAdviser has furnished the SubAdviser with true, accurate and complete copies of the following:

(a) The Sub-SubAdviser's Form ADV as filed with the Commission, as of the date hereof;

(b) Separate lists of persons who the Sub-SubAdviser wishes to have authorized to give written and oral instructions to custodian(s) of the Fund; and

(c)	The Code of Ethics of the Sub-SubAdviser, as in effect on the date hereof.

The Sub-SubAdviser will furnish the SubAdviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-SubAdviser and the SubAdviser pursuant to Sections 6 and 7, respectively, shall survive the termination of this Agreement. The parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true and the Sub-SubAdviser shall promptly update all information and documents which the Sub-SubAdviser is required to provide to the SubAdviser hereunder.

10. Liability and Indemnification.

(a) Liability. The Sub-SubAdviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-SubAdviser or a reckless disregard of its duties hereunder, the Sub-SubAdviser, each of its affiliates and all respective partners, officers, Trustees and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Sub-SubAdviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the SubAdviser, the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates. Except as set forth in (c) below, the absence of willful misfeasance, bad faith or gross negligence on the part of the SubAdviser or a reckless disregard of its duties hereunder, the SubAdviser, any of its Affiliates and each of the SubAdviser's Controlling Persons, if any, shall not be subject to any liability to the Sub-SubAdviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing herein shall relieve the SubAdviser and the Sub-SubAdviser from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

(b) The Sub-SubAdviser agrees to indemnify and hold harmless the SubAdviser, its Affiliates and Controlling Persons and their respective officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the SubAdviser or such Affiliates or Controlling Persons of the SubAdviser or their respective officers, Trustees and employees may become subject under the 1940 Act, the Securities Act of 1933 (the "1933 Act"), the Advisers Act, the CEA or any other statute, law, rule or regulation, arising directly out of the Sub-SubAdviser's responsibilities hereunder (1) to the extent of and as result of the willful misfeasance, bad faith, or gross negligence by the Sub-SubAdviser, any of the Sub-SubAdviser's employees or representatives or any other affiliate of or any person acting on behalf of the Sub-SubAdviser, or (2) as a result of any untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-SubAdviser to the Fund or written information furnished by the SubAdviser to the Sub-SubAdviser for review and such information is approved or deemed approved by the Sub-SubAdviser; provided, however, that in no case is the Sub-SubAdviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The SubAdviser agrees to indemnify and hold harmless the Sub-SubAdviser, its Affiliates and each Controlling Person of the Sub-SubAdviser, if any, and their respective officers, Trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the Sub-SubAdviser or such Affiliates or Controlling Person of the Sub-SubAdviser or their respective officers, Trustees and employees may become subject under the Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, arising out of the SubAdviser's responsibilities as investment manager of the Allocated Assets or the SubAdviser's obligations hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the SubAdviser, any of the SubAdviser's employees or representatives or any affiliate of or any person acting on behalf of the SubAdviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the SubAdviser's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i) By vote of a majority of the Fund's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the SubAdviser, in each case, upon at least 60 days' written notice to the Sub-SubAdviser;

(ii) By the non-defaulting party immediately upon receipt of written notice from the non-defaulting party to the defaulting party in the event of a breach of any provision of this Agreement by the defaulting party; or

(iii) By the Sub-SubAdviser upon at least 60 days' written notice to the SubAdviser and the Fund. If Sub-SubAdviser terminates this Agreement pursuant to this sub-paragraph (iii), Sub-SubAdviser is hereby prohibited from using any performance information with respect to the Fund and the Allocated Assets for any purpose for a period of one (1) year from the effective date of termination under this sub-paragraph (iii). This restriction shall not apply to any mutual fund that Sub-SubAdviser managed prior to the date of this Agreement.

The notice provided for in (i) and (iii) above may be waived by the party required to be notified.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. In the event of an assignment that occurs solely due to the change of control of the Sub-SubAdviser, any necessary approvals will be obtained at the sole expense of the Sub-SubAdviser.

(c) Transactions in Progress Upon Termination. The SubAdviser and Sub-SubAdviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Sub-SubAdviser in accordance with the terms of such transactions, and to this end the Sub-SubAdviser shall provide the SubAdviser with all necessary information and documentation to secure the implementation thereof.

12. Duties of the SubAdviser. The SubAdviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the SubAdvisory Agreement and shall oversee and review the Sub-SubAdviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the SubAdviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.	Reference to SubAdviser and Sub-SubAdviser.

(a) Neither the SubAdviser nor any Affiliate or agent of it shall make reference to or use the name of Sub-SubAdviser or any of its Affiliates, or any of their clients, except as provided herein and except for references concerning the identity of and services provided by the Sub-SubAdviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Sub-SubAdviser, which approval shall not be unreasonably withheld or delayed. The SubAdviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

(b) Neither the Sub-SubAdviser nor any Affiliate or agent of it shall make reference to or use the name of the Fund, the Adviser, the SubAdviser or any of their respective Affiliates, or any of their clients, except references concerning the identity of the Fund or the SubAdviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Sub-SubAdviser, which approval shall not be unreasonably withheld or delayed. The Sub-SubAdviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

14. Amendment. This Agreement may be amended only by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: a) the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Fund who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. Confidentiality. Subject to the duties of the Sub-SubAdviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Sub-SubAdviser shall treat as confidential all information pertaining to the Fund and the actions of the Sub-SubAdviser, the SubAdviser, the Adviser and the Fund in respect thereof.

16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Sub-SubAdviser:

OFI SteelPath Inc.
2100 McKinney Avenue
Suite 1401
Dallas, Texas 75201
Attention: General Counsel
Facsimile: (212) 323-4070

(b)	If to the SubAdviser:

OppenheimerFunds, Inc.
225 Liberty Street, 11th Floor
New York, NY 10281-1008
Attention: Chief Legal Officer
Facsimile: (212) 323-4070

Such notice shall be deemed effective when provided in accordance with this section 16.

17. Jurisdiction. This Agreement shall be governed by and construed consistent with the Advisory and SubAdvisory Agreements and in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Survival. The provisions of Sections 2(f), 9, 10, 11(c), 13, 15 and 16 will survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

SUBADVISER
OppenheimerFunds, Inc.

By:
Name:	Arthur S. Gabinet
Title:	Chief Legal Officer

SUB-SUBADVISER
OFI SteelPath, Inc

By:
Name:	Arthur P. Steinmetz
Title:	President & Director

EXHIBIT A TO

SUB-SUBADVISORY AGREEMENT

Sub-SubAdvisory Fee

The SubAdviser will pay the Sub-SubAdviser a fee equal to 40% of the investment management fee collected by the Adviser from the Fund, with respect to and based on the portion of the average daily net assets of the Fund comprising the Allocated Assets, which shall be calculated after any investment management fee waivers (i) required by the Fund's Board of Trustees or (ii) voluntarily agreed to by the Adviser with the Sub-SubAdviser's concurrence. Notwithstanding the foregoing, if the Adviser, without demand from the Fund's Board of Trustees, agrees, without the Sub-SubAdviser's concurrence, to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Adviser, the Sub-SubAdviser's fee hereunder shall be based upon the investment management fee the Fund would have paid but for any such waiver agreed to by the Adviser in its sole discretion.

Appendix C

FORM OF SUB-SUB-ADVISORY AGREEMENT

BETWEEN SUB-ADVISER AND CORNERSTONE

SUB-SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into on this __ day of ____________ 2015 among OppenheimerFunds, Inc., a Colorado corporation (the "SubAdviser"), and Cornerstone Real Estate Advisers LLC, a Delaware limited liability company (the "Sub-SubAdviser")

W I T N E S S E T H:

WHEREAS, OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND (the "Fund") is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund has appointed OFI Global Asset Management, Inc. (the "Adviser") as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

WHEREAS, the Adviser, SubAdviser and Sub-SubAdviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and are engaged in the business of rendering investment advice;

WHEREAS, the SubAdviser has, pursuant to a Subadvisory Agreement with the Adviser dated as of January 1, 2013 (the "SubAdvisory Agreement") been retained to act as investment adviser for the Fund;

WHEREAS, the SubAdvisory Agreement permits the SubAdviser, at its option, subject to approval by the Fund's Board of Trustees and, to the extent necessary, shareholders of the Fund, to delegate certain of its duties under the SubAdvisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the SubAdviser desires to retain Sub-SubAdviser to assist it in the provision of a continuous investment program for that portion, or all, of the Fund's assets that the SubAdviser and or the Adviser shall allocate to the Sub-SubAdviser from time to time, and Sub-SubAdviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the parties do mutually agree and promise as follows:

1. Appointment as Sub-SubAdviser. The SubAdviser hereby retains the Sub-SubAdviser to act as sub-subadviser for and manage that portion, or all, of the Fund's assets that the SubAdviser and or the Adviser shall allocate to the Sub-SubAdviser from time to time (the "Allocated Assets") and to provide investment advice to the Fund with the respect to the Allocated Assets as hereinafter set forth, subject to the supervision of the Adviser, SubAdviser and the Board of Trustees of the Fund and subject to the terms of this Agreement; and the Sub-SubAdviser hereby accepts such employment.

2. Duties of Sub-SubAdviser.

(a) Investments. The Sub-SubAdviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and Statement of Additional Information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the SubAdviser, the Adviser and the Fund's Board of Trustees, to (i) regularly provide investment advice and recommendations to the Fund with respect to the Allocated Assets, investment policies and the purchase and sale of securities and other investments; (ii) supervise and monitor the investment program of the Allocated Assets and the composition of its portfolio to determine what securities and other investments shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph (d) below, for the purchase of securities and other investments for the Alloocated Assets and the sale of securities and other investments held in the portfolio of the Allocated Assets. The SubAdviser agrees to provide the Sub-SubAdviser with such assistance as may be reasonably requested by the Sub-SubAdviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund or the Fund's affairs.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement or otherwise, the Sub-SubAdviser shall act in conformity with the Fund's Declaration of Trust, By-Laws, procedures and policies adopted by the Board of the Fund and/or by the Adviser and/or SubAdviser and the Prospectus and with the instructions and directions received in writing from the Adviser, SubAdviser or the Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations necessary to allow the Fund to qualify as a "regulated investment company" as defined in Subchapter M of the Code (which currently requires that, at the close of each quarter of the taxable year, (A) at least 50 percent of the value of the Fund's total assets is represented by (i) cash and cash items [including receivables], government securities and securities of other regulated investment companies, and (ii) other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of the Fund and to not more than 10 percent of the outstanding voting securities of such issuer, and (B) not more than 25 percent of the value of its total assets is invested in the securities other than government securities or the securities of other regulated investment companies of any one issuer). Notwithstanding the foregoing, the Adviser shall, subject to the Sub-SubAdviser's compliance with its obligations with respect to the Allocated Assets, remain responsible for the Fund's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations. The Adviser and/or SubAdviser will provide the Sub-SubAdviser with a copy of those portions of the minutes of the meetings of the Board of Trustees of the Fund to the extent they may materially affect the duties of the Sub-SubAdviser, and with the copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-SubAdviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser and/or SubAdviser will provide the Sub-SubAdviser with advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus or in any procedures and policies adopted by the Board of the Fund and/or the Adviser and/or SubAdviser, and the Sub-SubAdviser shall, in the performance of its duties and obligations under this Agreement, manage the Allocated Assets in compliance with such changes, provided the Sub-SubAdviser has received prompt notice of the effectiveness of such changes from the Fund or the Adviser and/or SubAdviser. In addition to such notice, the SubAdviser shall provide to the Sub-SubAdviser a copy of a modified Prospectus reflecting such changes. The SubAdviser acknowledges and agrees that, provided that the Sub-SubAdviser has provided the SubAdviser with complete, accurate and timely information regarding the Sub-SubAdviser's activities relating to the Fund, the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Sub-SubAdviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-SubAdviser to the Fund or to the SubAdviser specifically for inclusion in the Prospectus, or information which was provided to the Sub-SubAdviser to review and which Sub-SubAdviser approved as to the accuracy of such information or if the Sub-SubAdviser does not promptly respond will be deemed to have approved the accuracy of such information as described below. The Sub-SubAdviser hereby agrees to provide to the SubAdviser in a timely manner such information relating to the Sub-SubAdviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Fund's registration statement on Form N-1A. The Sub-SubAdviser shall have seven (7) business days to review all disclosure about the Fund and the Sub-SubAdviser contained in the Fund's Prospectus and Statement of Additional Information and certain advertisements for accuracy and shall approve or disapprove of such disclosure within seven (7) business days of receiving such disclosure. After the expiration of seven (7) business days, the SubAdviser shall provide the Sub-SubAdviser an additional five (5) business days to respond, such additional five (5) business days to commence upon written notice from the SubAdviser. The Sub-SubAdviser's failure to respond within such time shall be deemed to constitute Sub-SubAdviser's approval of such disclosure.

(c) Voting of Proxies. Absent specific written instructions to the contrary provided to the Sub-SubAdviser by the SubAdviser, the Sub-SubAdviser shall vote, either in person or by proxy, all securities in which the Allocated Assets may be invested from time to time in accordance with the Fund's proxy voting procedures.

(d) Brokerage. The Sub-SubAdviser is authorized, subject to the supervision of the Adviser, SubAdviser and the Fund's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Allocated Asset's portfolio securities with or through, such persons, brokers (including, to the extent permitted by applicable law and by the Fund, the Adviser or the SubAdviser, any broker affiliated with the Sub-SubAdviser) or dealers ("brokers") as Sub-SubAdviser may elect and negotiate commissions to be paid on such transactions.

Upon obtaining consent of the Adviser, SubAdviser or the Fund's Board of Trustees, the Sub-SubAdviser may effect the purchase and sale of securities in private transactions on such terms and conditions as shall be approved by the Adviser or SubAdviser.

The Sub-SubAdviser shall place orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Sub-SubAdviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-SubAdviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-SubAdviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the

SubAdviser and the Sub-SubAdviser, the Sub-SubAdviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Sub-SubAdviser an amount of commission for effecting the Allocated Asset's investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Sub-SubAdviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Sub-SubAdviser with respect to the accounts as to which it exercises investment discretion. It is recognized that the services provided by such brokers may be useful to the Sub-SubAdviser in connection with the Sub-SubAdviser's services to other clients.

On occasions when the Sub-SubAdviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Allocated Assets as well as other clients of the Sub-SubAdviser, the Sub-SubAdviser, to the extent permitted by applicable laws and regulations and subject to the allocation procedures approved by the Fund's Board or Adviser, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-SubAdviser in accordance with the procedures approved by the Trustees, the Adviser or the SubAdviser, which currently require unfulfilled allocations to be filled first followed by pro-rata allocations based on the size of the client's portfolio.

(e) Securities Transactions. The Sub-SubAdviser and any affiliated person of the Sub-SubAdviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-SubAdviser or any affiliated person of the Sub-SubAdviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder and is permitted by the procedures adopted by the Fund.

The Sub-SubAdviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Sub-SubAdviser's and the Fund's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least a quarterly basis, the Sub-SubAdviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the SubAdviser that the Sub-SubAdviser and its Access Persons have complied with the Sub-SubAdviser's and the Fund's Code of Ethics with respect to the Allocated Assets or (ii) identifying any violations which have occurred with respect to the Allocated Assets.

(f) Books and Records. The Sub-SubAdviser shall maintain separate detailed records of all matters pertaining to the Allocated Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Sub-SubAdviser acknowledges that the Fund's Records are property of the Fund. The Fund's Records shall be available to the Fund, the Adviser, or the SubAdviser and their respective agents at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to each during any day that the Fund is open for business.

(g) Information Concerning the Allocated Assets and Sub-SubAdviser. From time to time as the Adviser, SubAdviser or the Fund may request, the Sub-SubAdviser will furnish the requesting party information and reports on portfolio transactions and reports on the Allocated Assets held in the portfolio, all in such detail, form and frequency as the Adviser, SubAdviser or the Fund may reasonably request.

The Sub-SubAdviser will (i) make appropriate persons, including the Fund's portfolio manager(s), available for the purpose of reviewing with representatives of the Adviser, SubAdviser and/or the Fund's Board of Trustees on a regular basis the management of the Allocated Assets, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace; (ii) on a continuing basis, (A) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Fund's distributor may reasonably request from time to time, and (B) upon reasonable notice from the Fund's distributor, use reasonable efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Allocated Assets (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each portfolio manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activity (in this regard, the SubAdviser undertakes to reimburse the Sub-SubAdviser for its reasonable out-of-pocket expenses, provided that, such expenses are related to a request for marketing or distribution assistance by a duly authorized employee of the Adviser or SubAdviser); (iii) use reasonable efforts (A) to retain the services of the Portfolio Manager who manages the Allocated Assets, from time to time or (B) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser or SubAdviser if the services of the Portfolio Manager are no longer available to the Sub-SubAdviser; (iv) from time to time, assure that each Portfolio Manager is acceptable to the Adviser or SubAdviser; (v) obtain the written approval of the Adviser or SubAdviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Sub-SubAdviser due to circumstances beyond the reasonable control of the Sub-SubAdviser (e.g., voluntary resignation, death or disability), the Sub-SubAdviser may designate an interim Portfolio Manager who (A) shall be reasonably acceptable to the Adviser or

SubAdviser and (B) shall function for a reasonable period of time until the Sub-SubAdviser designates an acceptable permanent replacement; (vi) promptly notify the SubAdviser of any anticipated changes in the Portfolio Manager, portfolio management, any anticipated changes in the ownership or management of the Sub-SubAdviser, or of material changes in the control of the Sub-SubAdviser, or any other material matter that may require disclosure to the Trustees, shareholders of the Fund or dealers.

The Sub-SubAdviser will also provide the SubAdviser with notice and analysis of events that may affect or relate to the valuation of the Fund's portfolio securities.

(h) Custody Arrangements. The Sub-SubAdviser shall on each business day provide the SubAdviser, the Fund and the Fund's custodian such information as the SubAdviser, the Fund and the Fund's custodian may reasonably request relating to all transactions and portfolio holdings of the Allocated Assets.

(i) Historical Performance Information. To the extent agreed upon by the parties, the Sub-SubAdviser will provide the Fund and the SubAdviser with historical performance information with respect to Sub-SubAdviser's similarly managed investment companies or other accounts, to be included in the Prospectus or for any other uses permitted by applicable law and to the extent available.

3. Independent Contractor. In the performance of its duties hereunder, the Sub-SubAdviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Adviser or the SubAdviser in any way or otherwise be deemed an agent of the Fund, Adviser or the SubAdviser.

4. Expenses. During the term of this Agreement, Sub-SubAdviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund. The Sub-SubAdviser shall, at its sole expense, employ or associate itself with such persons or firms as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as otherwise provided in this Agreement or by law, the Sub-SubAdviser shall not be responsible for the Fund's, Adviser's or SubAdviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Sub-SubAdviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Allocated Asset's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Fund or the SubAdviser, as the case may be, shall reimburse the Sub-SubAdviser for any expenses of the Fund or the SubAdviser as may be reasonably incurred as specifically provided for in this Agreement or as specifically agreed to beforehand by SubAdviser. The Sub-SubAdviser shall keep and supply to the Fund and the SubAdviser reasonable records of all such expenses.

5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-SubAdviser will be entitled to the fee as described on Exhibit A. Such fee will be computed daily and payable no later than the tenth (10th) business day following the end of each month, from the SubAdviser, calculated as described in Exhibit A.

The method of determining net assets of the Allocated Assets for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

The Sub-SubAdviser agrees that during any period in which the Sub-SubAdviser serves as a subadviser to any other registered investment company and provides the same or substantially similar services to such investment company at a lower fee rate, the Sub-SubAdviser shall charge the SubAdviser and the Fund no more than the lowest fee rate then in effect unless otherwise specifically agreed by the SubAdviser and Sub-SubAdviser in writing.

In the event that the investment advisory fee rate paid to the SubAdviser by the Adviser is reduced, the compensation paid to the Sub-SubAdviser hereunder shall be reduced by the same percentage.

6. Representations and Warranties of Sub-SubAdviser. The Sub-SubAdviser represents and warrants to the SubAdviser and the Fund as follows:

(a) The Sub-SubAdviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-SubAdviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(c) The execution, delivery and performance by the Sub-SubAdviser of this Agreement are within the Sub-SubAdviser's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-SubAdviser for the execution, delivery and performance by the Sub-SubAdviser of this Agreement, and the execution, delivery and performance by the Sub-SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-SubAdviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-SubAdviser; and

(d) The Form ADV of the Sub-SubAdviser previously provided to the SubAdviser and all amendments to the Sub-SubAdviser's Form ADV to be provided to SubAdviser is or will be a true and complete copy of the form as currently filed or as then filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7. Representations and Warranties of SubAdviser. The SubAdviser represents and warrants to the Sub-SubAdviser as follows:

(a) The SubAdviser is registered as an investment adviser under the Advisers Act;

(b) The SubAdviser is registered under the CEA as a Commodity Pool Operator and Commodity Trading Adviser with the CFTC and the NFA, or it is not required to register pursuant to an applicable exemption;

(c) The SubAdviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets, perform its obligations under this Agreement, and to carry on its business as it is now being, and to be, conducted;

(d) The execution, delivery and performance by the SubAdviser of this Agreement are within the SubAdviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the SubAdviser for the execution, delivery and performance by the SubAdviser of this Agreement, and the execution, delivery and performance by the SubAdviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the SubAdviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the SubAdviser;

(e) The SubAdviser acknowledges that it received a copy of the Sub-SubAdviser's Form ADV prior to the execution of this Agreement; and

(f) The SubAdviser and the Adviser have duly entered into the SubAdvisory Agreement pursuant to which the Adviser authorized the SubAdviser to enter into this Agreement; and

8. Delivery of Documents to the Adviser. The Sub-SubAdviser has furnished the SubAdviser with true, accurate and complete copies of the following:

(a) The Sub-SubAdviser's Form ADV as filed with the Commission, as of the date hereof;

(b) Separate lists of persons who the Sub-SubAdviser wishes to have authorized to give written and oral instructions to custodian(s) of the Fund; and

  (c) The Code of Ethics of the Sub-SubAdviser, as in effect on the date hereof.

The Sub-SubAdviser will furnish the SubAdviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing.

9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-SubAdviser and the SubAdviser pursuant to Sections 6 and 7, respectively, shall survive the termination of this Agreement. The parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true and the Sub-SubAdviser shall promptly update all information and documents which the Sub-SubAdviser is required to provide to the SubAdviser hereunder.

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10. Liability and Indemnification

(a) Liability. The Sub-SubAdviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-SubAdviser or a reckless disregard of its duties hereunder, the Sub-SubAdviser, each of its affiliates and all respective partners, officers, Trustees and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Sub-SubAdviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the SubAdviser, the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates. Except as set forth in (c) below, the absence of willful misfeasance, bad faith or gross negligence on the part of the SubAdviser or a reckless disregard of its duties hereunder, the SubAdviser, any of its Affiliates and each of the SubAdviser's Controlling Persons, if any, shall not be subject to any liability to the Sub-SubAdviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets; provided, however, that nothing herein shall relieve the SubAdviser and the Sub-SubAdviser from any of their obligations under applicable law, including, without limitation, federal and state securities or commodities laws.

(b) The Sub-SubAdviser agrees to indemnify and hold harmless the SubAdviser, its Affiliates and Controlling Persons and their respective officers, Trustees and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the SubAdviser or such Affiliates or Controlling Persons of the SubAdviser or their respective officers, Trustees and employees may become subject under the 1940 Act, the Securities Act of 1933 (the "1933 Act"), the Advisers Act, the CEA or any other statute, law, rule or regulation, arising directly out of the Sub-SubAdviser's responsibilities hereunder (1) to the extent of and as result of the willful misfeasance, bad faith, or gross negligence by the Sub-SubAdviser, any of the Sub-SubAdviser's employees or representatives or any other affiliate of or any person acting on behalf of the Sub-SubAdviser, or (2) as a result of any untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-SubAdviser to the Fund or written information furnished by the SubAdviser to the Sub-SubAdviser for review and such information is approved or deemed approved by the Sub-SubAdviser; provided, however, that in no case is the Sub-SubAdviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The SubAdviser agrees to indemnify and hold harmless the Sub-SubAdviser, its Affiliates and each Controlling Person of the Sub-SubAdviser, if any, and their respective officers, Trustees and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the Sub-SubAdviser or such Affiliates or Controlling Person of the Sub-SubAdviser or their respective officers, Trustees and employees may become subject under the Act, the 1933 Act, the Advisers Act, or any other statute, law, rule or regulation, arising out of the SubAdviser's responsibilities as investment manager of the Allocated Assets or the SubAdviser's obligations hereunder (1) to the extent of and as a result of the willful misfeasance, bad faith, or gross negligence by the SubAdviser, any of the SubAdviser's employees or representatives or any affiliate of or any person acting on behalf of the SubAdviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the SubAdviser's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i) By vote of a majority of the Fund's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the SubAdviser, in each case, upon at least 60 days' written notice to the Sub-SubAdviser;

(ii) By the non-defaulting party immediately upon receipt of written notice from the non-defaulting party to the defaulting party in the event of a breach of any provision of this Agreement by the defaulting party; or

(iii) By the Sub-SubAdviser upon at least 60 days' written notice to the SubAdviser and the Fund. If Sub-SubAdviser terminates this Agreement pursuant to this sub-paragraph (iii), Sub-SubAdviser is hereby prohibited from using any performance information with respect to the Fund and the Allocated Assets for any purpose for a period of one (1) year from the effective date of termination under this sub-paragraph (iii). This restriction shall not apply to any mutual fund that Sub-SubAdviser managed prior to the date of this Agreement.

The notice provided for in (i) and (iii) above may be waived by the party required to be notified.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. In the event of an assignment that occurs solely due to the change of control of the Sub-SubAdviser, any necessary approvals will be obtained at the sole expense of the Sub-SubAdviser.

(c) Transactions in Progress Upon Termination. The SubAdviser and Sub-SubAdviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Sub-SubAdviser in accordance with the terms of such transactions, and to this end the Sub-SubAdviser shall provide the SubAdviser with all necessary information and documentation to secure the implementation thereof.

12. Duties of the SubAdviser. The SubAdviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the SubAdvisory Agreement and shall oversee and review the Sub-SubAdviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the SubAdviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.	Reference to SubAdviser and Sub-SubAdviser.

(a) Neither the SubAdviser nor any Affiliate or agent of it shall make reference to or use the name of Sub-SubAdviser or any of its Affiliates, or any of their clients, except as provided herein and except for references concerning the identity of and services provided by the Sub-SubAdviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Sub-SubAdviser, which approval shall not be unreasonably withheld or delayed. The SubAdviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

(b) Neither the Sub-SubAdviser nor any Affiliate or agent of it shall make reference to or use the name of the Fund, the Adviser, the SubAdviser or any of their respective Affiliates, or any of their clients, except references concerning the identity of the Fund or the SubAdviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Sub-SubAdviser, which approval shall not be unreasonably withheld or delayed. The Sub-SubAdviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

14. Amendment. This Agreement may be amended only by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: a) the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Fund who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15. Confidentiality. Subject to the duties of the Sub-SubAdviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Sub-SubAdviser shall treat as confidential all information pertaining to the Fund and the actions of the Sub-SubAdviser, the SubAdviser, the Adviser and the Fund in respect thereof.

16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)	If to the Sub-SubAdviser:

Cornerstone Real Estate Advisers LLC
One Financial Plaza, Ste. 1700
Hartford, CT 06103-2604
Attention: General Counsel
Facsimile: (860) 509-2224

(b)	If to the SubAdviser:

OppenheimerFunds, Inc.
225 Liberty Street, 11th Floor
New York, NY 10281-1008
Attention: Chief Legal Officer
Facsimile: (212) 323-4070

Such notice shall be deemed effective when provided in accordance with this section 16.

17. Jurisdiction. This Agreement shall be governed by and construed consistent with the Advisory and SubAdvisory Agreements and in accordance with substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Survival. The provisions of Sections 2(f), 9, 10, 11(c), 13, 15 and 16 will survive termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

SUBADVISER
OppenheimerFunds, Inc.

By:
Name:	Arthur S. Gabinet
Title:	Chief Legal Officer

SUB-SUBADVISER
Cornerstone Real Estate Advisers LLC

By:
Name:	William E. Bartol
Title:	Chief Compliance Officer

EXHIBIT A TO

SUB-SUBADVISORY AGREEMENT

Sub-SubAdvisory Fee

The SubAdviser will pay the Sub-SubAdviser a fee equal to 50% of the investment management fee collected by the Adviser from the Fund, with respect to and based on the portion of the average daily net assets of the Fund comprising the Allocated Assets, which shall be calculated after any investment management fee waivers (i) required by the Fund's Board of Trustees or (ii) voluntarily agreed to by the Adviser with the Sub-SubAdviser's concurrence. Notwithstanding the foregoing, if the Adviser, without demand from the Fund's Board of Trustees, agrees, without the Sub-SubAdviser's concurrence, to voluntarily waive a portion of the investment management fee the Fund is required to pay to the Adviser, the Sub-SubAdviser's fee hereunder shall be based upon the investment management fee the Fund would have paid but for any such waiver agreed to by the Adviser in its sole discretion.

Appendix D

OPPENHEIMER NEW YORK BOARD FUNDS

Governance Committee Charter

A.	Its Role

The Governance Committee shall be one of the standing committees of the Oppenheimer New York Board Funds (the "Funds").

B.	Membership and Procedure

1. The Committee shall have no fewer than three members. All of its members must be independent.[1] The Board chairperson shall not be a member of the Committee but may attend on invitation.

2. The Governance Committee chairperson and all Committee members shall be appointed by the Board chairperson, upon recommendation by this Committee. (See also clause C.8, below.) The Committee chairperson and all members shall serve, at the discretion of the Board, until their resignation, death, retirement or removal.

3. Governance Committee vacancies shall be filled by the Board chairperson, upon recommendation of this Committee. (See also clause C.12, below.)

4. Except as expressly provided in this charter, the applicable Fund's declaration of trust or articles of incorporation, or its by-laws, or the Funds' governance guidelines, the Governance Committee shall determine its own rules of procedure.

C.	Duties and Responsibilities

In carrying out its responsibilities to the funds, the Governance Committee shall:

1. Review all New York Board committee charters annually, including this one, and recommend to the Board any changes the Committee deems appropriate. Prior to making recommendations on each of the other committee charters the Governance Committee shall solicit the input and recommendations of the respective committee chairpersons.

2. Review the Funds' Governance Guidelines, and recommend to the Board any changes the Committee deems appropriate.

3. Review and assess at least annually the adequacy of the Codes of Ethics of the Fund, its investment adviser, any subadviser, and its principal underwriter. The review will focus particularly on the comprehensive nature of the Code, structural integrity and whether the Code meets industry best practices.

4. Review and assess at least annually the adequacy of the Funds' Code of Ethics that applies to the company's principal executive officer and senior financial officers.

5. Oversee the implementation of the Funds’ Codes of Ethics and request to review the reports of the Code Administrator.

6. Consider requests for waivers from the Funds' Codes of Ethics, and the appropriateness of any sanctions or penalties imposed in response to the breach of such codes. The Committee shall assure that any waivers are disclosed, to the extent required by law, to the Securities and Exchange Commission, the New York Stock Exchange or other applicable self-regulatory body.

7. At least annually, review the “Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures” adopted by the boards of directors/trustees of the Oppenheimer funds, report thereon to the Board, and recommend changes to the Board for consideration by the investment adviser as it deems appropriate.

8. At least annually, review the voting record of the Funds prepared by the investment adviser of the Funds with respect to proxies relating to securities held by the Funds for consistency with the “Oppenheimer Funds Portfolio Proxy Voting

1 "Independent" for purposes of this charter means not an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund, its investment adviser, any subadviser or its principal underwriter.

Policies and Procedures” as they may be amended from time to time. The Committee shall report to the Board on the results of its review.

9. Consider and make recommendations to the Board regarding “best practices” recommended or adopted by investment company trade associations or other financial services professional associations for the voting of portfolio proxies.

10. Develop qualifications criteria for Board members and recommend to the Board the extension or termination of Board members, in accordance with the Funds' Governance Guidelines.

   11. Identify, screen and interview potential Board candidates to assess their satisfaction of the qualifications and criteria developed pursuant to clause 10, above.

   12. Recommend to the Board chairperson Board members to serve as members of Board committees, including this one,

   and/or as chairpersons of such Board committees. Upon receiving the recommendation from this Committee, the Board chairperson shall solicit the input and recommendations of the then-current chairperson of the relevant committee prior to the

   Board chairperson making any appointment of a Board member to serve as a committee member or chairperson of such committee.

   13. Review, at its discretion or upon request of the Board, all board compensation practices of the Funds. This could include the compensation of any or all of the following: the Board chairperson; chairpersons of each of the Board committees;

   members of each of the Board committees; and members of the Board who do not serve on any of the committees.

The purpose of this review shall be to determine whether compensation appropriately reflects the expertise and time required by each of the Board's major functions, and to recommend to the Board appropriate adjustments. In this review the committee may also take into consideration the competitive environment for Board talent and any other factors deemed relevant to this analysis. It is the intent of the Board and this Committee that shareholders of the Funds receive quality Board representation at reasonable cost.

   14. The Committee shall have the authority to: (i) engage independent legal counsel to the Funds and to the independent

   Trustees/Directors of the Funds; (ii) retain any other advisers or experts; and (iii) hire employees as it deems necessary for the Governance Committee, any other New York Board Committee or the Board to carry out their respective duties. Counsel to the Funds may be the same counsel as counsel to the independent Trustees/Directors.

15. Review at least annually the compensation, performance and independence of legal counsel to the Funds and to the independent trustees/directors of the Funds. The Committee shall consider factors that it considers relevant to its review, including the time and level of expertise required of legal counsel to the Funds and to the independent Trustees/Directors of the Funds. The Committee shall recommend to the Board adjustments as it considers appropriate.

16. Review and determine the “independence” of legal counsel to the Directors/Trustees of the Funds, so that the Funds remain eligible for the benefits of ten exemptive rules2 under the 1940 Act.

17. Review, following the close of each calendar year, the Board's expenditures of the prior year, and recommend to the Board any appropriate changes in policy for the forthcoming year.

18. Review its own Committee performance annually, in accordance with the Funds' Governance Guidelines.

19. Prepare a survey and any other relevant materials necessary or desirable for the annual performance review of the Board and the other Board committees, in accordance with the Funds' Governance Guidelines. The Committee shall carry out the evaluation process, assimilate and analyze the information obtained, and report the results of these reviews to the Board for its deliberation and any follow-up action it deems appropriate.

20. Review on an annual basis the disaster recovery and business continuity plans of Management and the Funds.

2 The relevant exemptive rules are 10f-3, 12b-1, 15a-4(b)(2), 17a-7, 17a-8, 17d-1(d)(7), 17g-1, 18f-3 and 23c-3 (“exemptive rules”). In fn 20 of its Release adopting the Rule (the “Adopting Release”) the Commission states that it will henceforth “. . . be reluctant to issue exemptive orders premised on the oversight of independent directors if the fund does not meet the new conditions.” The Commission has since included the same requirement in newly proposed exemptive rules, such as proposed Rule 15a-5 (Exemption from Shareholder Approval for Certain Subadvisory Contracts) and has requested comment on whether it be required that investment company boards have independent legal counsel (in Release No. IC-26323, Investment Company Governance).

21. Reports regarding the Funds’ brokerage and trade allocations.

22. Reports regarding Fund borrowings under any applicable credit agreement (whether for leverage or liquidity) then in effect.

23. Review and monitor legislative, regulatory and legal developments, both prior to and after being in effect (collectively, referred to as “public policy matter”) that may impact the Funds with the assistance of, and in cooperation with Management or any other financial services industry organizations as the Committee deems appropriate.

24. Develop and recommend to the Board strategies for addressing proposed public policy matters that the Committee believes would or would not be in the best interest of the Funds, shareholders, the Board, or Management. In this regard, the Committee shall consider and coordinate preparation and method of dissemination of the Board's views, public statements or positions on public policy matters (e.g., opinion editorials, articles, letters to the editor, or other means of communication). The Committee also shall recommend to the Board appropriate signatory(ies) on such communications.

25. Discuss and coordinate with Management prior to determining whether the Committee or the Board shall execute such strategies solely on behalf of the Board or the Funds, or in conjunction with similar efforts by Management or others within the financial services or mutual fund industry.

26. Annually evaluate whether the Board’s participation in certain director-related industry organizations has benefited the Funds and shareholders and recommend to the Board continuance or withdrawal from such organizations.

27. Select Board members to represent the Board on such director-related industry organizations, including on the governing bodies of such organizations, if applicable.

28. Monitor industry-wide seminars of interest to the Board, and select Board members to attend and/or participate at such events when invited to do so.

29. Monitor and coordinate the Board’s participation in industry-wide surveys on public policy issues confronting the mutual fund industry. In this regard, the Committee shall coordinate its responses with Management as appropriate.

30. Coordinate with and assist the Board and Management in establishing and developing communications and relationships with key public policymakers.

31. Monitor and consider the positions and statements of various industry-wide organizations (for example, proxy voting services, shareholder interest and similar organizations) on public policy matters, and recommend to the Board whether those positions are consistent with or in the best interest of New York Board Funds’ shareholders, or whether the New York Board should adopt different or opposing policies or positions. In this regard, the Committee shall consider whether taking such policies or positions is beneficial to the Board, the Funds’ shareholders or Management and whether those measures merely duplicate actions already taken by Management or other industry organizations involved in public policy monitoring or development.

32. Consider and undertake any other activities that the Committee believes would contribute toward providing an enhanced public policy environment for New York Board shareholders.

33. Consistent with the Board’s policy on service on multiple boards, the Committee shall review and evaluate potential conflicts of interest that may arise as a result of a Board member’s service or proposed service on the board of another entity.

34. Review and reassess annually the adequacy of this Charter, and recommend to the Board any changes deemed appropriate.

Amended on May 13, 2010 and Approved on May 13, 2014 by the New York Board of the Oppenheimer Funds.